                                                                     EXHIBIT 3.6

                          SIXTH ARTICLES OF AMENDMENT
                                      OF
                         RESTATED DECLARATION OF TRUST
                                      OF
                        SECURITY CAPITAL PACIFIC TRUST


     The undersigned, being the President and Chief Executive Officer of Security Capital Pacific Trust, a Maryland real estate investment trust (the "Trust"), does hereby certify pursuant to the provisions of Article 6, Section 2
------
of the Trust's Restated Declaration of Trust, dated as of June 18, 1991, as amended and supplemented (the "Declaration of Trust"), and Section 8-501 of the
                               --------------------
Corporations and Associations Article of the Annotated Code of Maryland, that the Board of Trustees of the Trust has adopted a resolution declaring this amendment to the Declaration of Trust as hereinafter set forth to be advisable and that the shareholders of the Trust have approved such amendment by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

     Therefore, the Declaration of Trust is hereby amended by adding the following new Article 10:

                   ARTICLE 10.  SECURITY CAPITAL TRANSACTION

          Notwithstanding anything to the contrary contained herein, including, without limitation, the provisions of Article 1 and Article 4 of this Declaration of Trust, the Trust shall be authorized to perform all of its obligations and exercise all of its rights under the terms of that certain Merger and Issuance Agreement, dated as of March 24, 1997, as amended (the "Merger Agreement"), between the Trust and Security Capital Group Incorporated and each of the other agreements and transactions contemplated thereby, including, without limitation, the following agreements (as each of such agreements are defined in the Merger Agreement) and the transactions contemplated by such agreements: (i) Agreement and Plan of Merger; (ii) Third Amended and Restated Investor Agreement; (iii) Administrative Services Agreement; (iv) Protection of Business Agreement; and (v) License Agreement.

     The undersigned President and Chief Executive Officer acknowledges these Sixth Articles of Amendment to be the act of the Trust and, as to all other matters or facts required to be verified under oath, that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects, and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the undersigned has executed these Sixth Articles of Amendment as of this 9th day of September, 1997.

                                   SECURITY CAPITAL PACIFIC TRUST

                                   By:  /s/ R. Scot Sellers
                                        ---------------------------------------
                                        R. Scot Sellers
                                        President and Chief Executive Officer

ATTEST:


By:  /s/ Jeffrey A. Klopf
     -------------------------
     Jeffrey A. Klopf
     Secretary

[THE REST OF THIS EXHIBIT RESTATES THE REGISTRANT'S CHARTER IN ELECTRONIC FORMAT AS REQUIRED BY RULE 102(c) OF REGULATION S-T.)

                          FIFTH ARTICLES OF AMENDMENT
                                      OF
                         RESTATED DECLARATION OF TRUST
                                      OF
                        SECURITY CAPITAL PACIFIC TRUST

     The undersigned, being all the Trustees of Security Capital Pacific Trust, a Maryland real estate investment trust (the "Trust"), do hereby certify
                                              -----
pursuant to the provisions of Article 6, Section 2 of the Trust's Restated Declaration of Trust, dated as of June 18, 1991, as amended and supplemented (the "Declaration of Trust"), and Section 8-501 of the Corporations and
      --------------------
Associations Article of the Annotated Code of Maryland, that the Board of Trustees of the Trust has adopted a resolution declaring this amendment to the Declaration of Trust as hereinafter set forth to be advisable and that the shareholders of the Trust have approved such amendment by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

     Therefore, the Declaration of Trust is hereby amended by adding the following new Article 9:

                       ARTICLE 9.  HOMESTEAD TRANSACTION

          Notwithstanding anything to the contrary contained herein, including, without limitation, the provisions of Article 1 and Article 4 of this Declaration of Trust, the Trust shall be authorized to perform all of its obligations and exercise all of its rights under the terms of that certain Merger and Distribution Agreement, dated as of May 21, 1996 (as such agreement may be amended or supplemented from time to time, the "Merger Agreement"), among the Trust, Security Capital Atlantic Incorporated, Security Capital Group Incorporated and Homestead Village Properties Incorporated and each of the other agreements and transactions contemplated thereby, including, without limitation, the following agreements (as each of such agreements are defined in the Merger Agreement) and the transactions contemplated by such agreements: (i) Articles of Merger; (ii) Warrant Purchase Agreement; (iii) one or more Funding Commitment Agreements (including, without limitation, any notes and mortgages or deeds of trust in connection therewith); (iv) Investor and Registration Rights Agreement;
     (v) Protection of Business Agreement; and (vi) Distribution Agency
     Agreement.

     Each undersigned Trustee acknowledges these Fifth Articles of Amendment to be the act of the Trust and, as to all other matters or facts required to be verified under oath, that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects, and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the undersigned have executed these Fifth Articles of Amendment as of this 1st day of October, 1996.


                                         /s/ C. Ronald Blankenship
                                        --------------------------------
                                        C. Ronald Blankenship

                                         /s/ James A. Cardwell
                                        --------------------------------
                                        James A. Cardwell

                                         /s/ John T. Kelley, III
                                        --------------------------------
                                        John T. Kelley, III

                                         /s/ Calvin K. Kessler
                                        --------------------------------
                                        Calvin K. Kessler

                                         /s/ William G. Myers
                                        --------------------------------
                                        William G. Myers

                                         /s/ James H. Polk, III
                                        --------------------------------
                                        James H. Polk, III

                                         /s/ John C. Schweitzer
                                        --------------------------------
                                        John C. Schweitzer

STATE OF NEW MEXICO      )
                         )  SS.
COUNTY OF SANTA FE       )


     On the 3rd day of October, 1996, before me, the undersigned notary public, personally appeared C. Ronald Blankenship, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.

     (NOTARY SEAL)                                /s/ Kim L. Hamilton
                                                  -------------------------
                                                  Notary Public

My commission expires:  March 30, 2000
                      ----------------

STATE OF TEXAS           )
                         )    SS.
COUNTY OF EL PASO        )

     On the 2nd day of October, 1996, before me, the undersigned notary public, personally appeared J.A. Cardwell, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.

     (NOTARY SEAL)                      /s/ Barbara Evans
                                        ----------------------------------
                                        Notary Public

My commission expires: 11-15-96
                      ---------

STATE OF TEXAS         )
                       )      SS.
COUNTY OF EL PASO      )

     On the 1st day of October, 1996, before me, the undersigned notary public, personally appeared John T. Kelley, III, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.

     (NOTARY SEAL)                           /s/ Tammy Rena Espinosa
                                             ---------------------------------
                                             Notary Public

My commission expires:  5-13-2000
                      -----------

STATE OF TEXAS        )
                      )       SS.
COUNTY OF EL PASO     )

     On the 1st day of October, 1996, before me, the undersigned notary public, personally appeared Calvin K. Kessler, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.


     (NOTARY SEAL)                           /s/ Anita Galvan
                                             ------------------------------
                                             Notary Public

My commission expires: 07-03-99
                      ---------

STATE OF CALIFORNIA         )
                            )    SS.
COUNTY OF SANTA BARBARA     )

     On October 2, 1996, before me, Gail A. Crivello, Notary Public, personally appeared William G. Myers, personally known to me to be the person whose name is subscribed to the instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


     (NOTARY SEAL)                           /s/ Gail A. Crivello
                                             -------------------------------
                                             Notary Public

My commission expires: 7-15-2000
                      ---------------

STATE OF NEW MEXICO     )
                        )    SS.
COUNTY OF SANTA FE      )

     On the 1st day of October, 1996, before me, the undersigned notary public, personally appeared James H. Polk, III, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.


     (NOTARY SEAL)                           /s/ Nancy Ann Cortera
                                             ------------------------------
                                             Notary Public

My commission expires: 7/26/2000
                      -------------

STATE OF TEXAS        )
                      )  SS.
COUNTY OF TRAVIS      )

     On the 1st day of October, 1996, before me, the undersigned notary public, personally appeared John C. Schweitzer, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.


     (NOTARY SEAL)                           /s/ Brenda Ewers
                                             ------------------------------
                                             Notary Public

My commission expires: 2-6-2000
                      -------------

                          FIRST ARTICLES OF AMENDMENT
                                      to
                   Articles Supplementary dated May 17, 1995
                                      of
                        SECURITY CAPITAL PACIFIC TRUST

     The undersigned, being all of the members of the Board of Trustees of Security Capital Pacific Trust, a Maryland real estate investment trust (the "Trust"), do hereby certify pursuant to the provisions of Section 1 of the Articles Supplementary dated as of May 17, 1995 (the "Articles Supplementary"), and Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, that the Board of Trustees of the Trust has adopted a resolution to amend the Articles Supplementary as hereafter set forth and that the Trustees have approved such amendments by unanimous written consent.

     Therefore, the Articles Supplementary are hereby amended by amending and restating Section 1 thereof in its entirety as follows:

          Section 1.  Number of Shares and Designation.  This class of Preferred
                      --------------------------------
     Shares shall be designated as Series B Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series B Preferred Shares") and the number of shares which shall constitute such series shall not be more than 4,200,000 shares, par value $1.00 per share, which number may be decreased (but not below the number thereof then outstanding plus the number required to fulfill the Trust's obligations under options, warrants or similar rights issued by the Trust) from time to time by the Board of Trustees.

     Each undersigned Trustee acknowledges these First Articles of Amendment to be the act of the Trust and further, as to all matters or facts required to be verified under oath, each such Trustee acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Trustees of the Trust, have hereunto set their hand as of this 31st day of July, 1995.

                                      /s/ C. Ronald Blankenship
                                      ------------------------------
                                      C. Ronald Blankenship, Trustee


                                      /s/ Calvin K. Kessler
                                      ------------------------------
                                      Calvin K. Kessler, Trustee


                                      /s/ James H. Polk, III
                                      ------------------------------
                                      James H. Polk, III, Trustee


                                      /s/ John C. Schweitzer
                                      ------------------------------
                                      John C. Schweitzer, Trustee


                                      /s/ William G. Myers
                                      ------------------------------
                                      William G. Myers, Trustee


                                      /s/ John T. Kelley, III
                                      ------------------------------
                                      John T. Kelley, III, Trustee


                                      /s/ James A. Cardwell
                                      ------------------------------
                                      James A. Cardwell, Trustee

                        Series B Cumulative Redeemable
                    Preferred Shares of Beneficial Interest

                            ARTICLES SUPPLEMENTARY

                        SECURITY CAPITAL PACIFIC TRUST


                         ==============================

            Articles Supplementary of Board of Trustees Classifying
                and Designating a Series of Preferred Shares as
                   Series B Cumulative Redeemable Preferred
           Shares of Beneficial Interest and Fixing Distribution and
                  Other Preferences and Rights of Such Series

                        ==============================

                           Dated as of May 17, 1995

                        SECURITY CAPITAL PACIFIC TRUST


                        ==============================

            Articles Supplementary of Board of Trustees Classifying
                and Designating a Series of Preferred Shares as
                   Series B Cumulative Redeemable Preferred
           Shares of Beneficial Interest and Fixing Distribution and
                  Other Preferences and Rights of Such Series

                        ==============================

     The undersigned, being all of the Trustees of Security Capital Pacific Trust, a Maryland real estate investment trust (the "Trust"), hereby certify to the State Department of Assessments and Taxation of Maryland pursuant to section 8-203(b) of the Annotated Code of Maryland that:

     FIRST: The Board of Trustees has classified 4,600,000 unissued shares of the Trust as Series B Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series B Preferred Shares").

     SECOND: The following is a description of the Series B Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof:

     Section 1.  Number of Shares and Designation.  This class of Preferred
                 --------------------------------
Shares shall be designated as Series B Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series B Preferred Shares") and the number of shares which shall constitute such series shall not be more than 4,600,000 shares, par value $1.00 per share, which number may be decreased (but not below the number thereof then outstanding plus the number required to fulfill the Trust's obligations under options, warrants or similar rights issued by the Trust) from time to time by the Board of Trustees.

     Section 2.  Definitions.  For purposes of the Series B Preferred Shares,
                 -----------
the following terms shall have the meanings indicated:

          "Board of Trustees" shall mean the Board of Trustees of the Trust or
           -----------------
     any committee authorized by such Board of Trustees to perform any of its responsibilities with respect to the Series B Preferred Shares.

          "Business Day" shall mean any day other than a Saturday, Sunday or a
           ------------
     day on which state or federally chartered banking institutions in New York City, New York are not required to be open.

          "Call Date" shall mean the date specified in the notice to holders
           ---------
     required under subparagraph (e) of Section 5 as the Call Date.

          "Common Shares" shall mean the common Shares of Beneficial Interest of
           -------------
     the Trust, par value $1.00 per share.

          "Dividend Payment Date" shall mean the last calendar day of March,
           ---------------------
     June, September and December in each year, commencing on June 30, 1995; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

          "Dividend Periods" shall mean quarterly dividend periods commencing on
           ----------------
     April 1, July 1, October 1, and January 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include June 30, 1995).

          "Fully Junior Shares" shall mean the Common Shares and any other class
           -------------------
     or series of shares of the Trust now or hereafter issued and outstanding over which the Series B Preferred Shares have preference or priority in both (i) the payment of dividends and (ii) the distribution of assets on any liquidation, dissolution or winding up of the Trust.

          "Issue Date" shall mean the first date on which the Series B Preferred
           ----------
     Shares are issued and sold.

          "Junior Shares" shall mean the Common Shares and any other class or
           -------------
     series of shares of the Trust now or hereafter issued and outstanding over which the Series B Preferred Shares have preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Trust.

          "Parity Shares" shall have the meaning set forth in paragraph (b) of
           -------------
     Section 7.

          "Person" shall mean any individual, firm, partnership, corporation or
           ------
     other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Series B Preferred Shares" shall have the meaning set forth in
           -------------------------
Section 1 hereof.

          "set apart for payment" shall be deemed to include, without any action
           ---------------------
     other than the following, the recording by the Trust in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Trustees, the allocation of funds to be so paid on any series or class of capital stock of the Trust; provided, however, that if any funds for any class or
                         --------  -------
     series of Junior Shares or any class or series of stock ranking on a parity with the Series B Preferred Shares as to the payment of dividends are placed in a separate account of the Trust or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series B Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

          "Transfer Agent" means Chemical Bank, New York City, New York, or such
           --------------
     other agent or agents of the Trust as may be designated by the Board of Trustees or their designee as the transfer agent for the Series B Preferred Shares.

          "Voting Preferred Shares" shall have the meaning set forth in Section
           -----------------------
     8 hereof.

     Section 3.  Dividends.
                 ---------

          (a) The holders of Series B Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees out of funds legally available for that purpose, dividends payable in cash in an amount per share equal to $2.25. Such dividends shall begin to accrue and shall be fully cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Trust legally available for the payment of such dividends, and shall be payable quarterly, when, as and if declared by the Board of Trustees, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of Series B Preferred Shares, as they appear on the stock records of the Trust at the close of business on such record dates, not less than 10 nor more than 50 days preceding such Dividend Payment Dates thereof, as shall be fixed by the Board of Trustees. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time and for such interim periods, without reference to any regular Dividend Payment Date, to holders of record on such date, not less than 10 nor more than 50 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

          (b) The amount of dividends payable for each full Dividend Period for the Series B Preferred Shares shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series B Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series B Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the

     Series B Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Shares that may be in arrears.

          (c) So long as any Series B Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Shares for all Dividend Periods terminating on or prior to the Dividend Payment Date on such class or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon Series B Preferred Shares and all dividends declared upon any other class or series of Parity Shares shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Shares and accumulated and unpaid on such Parity Shares.

          (d) So long as any Series B Preferred Shares are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Fully Junior Shares) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of an employee incentive or benefit plan of the Trust or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Trust, directly or indirectly (except by conversion into or exchange for Fully Junior Shares), unless in each case (i) the full cumulative dividends on all outstanding Series B Preferred Shares and any other Parity Shares of the Trust shall have been paid or declared and set apart for payment for all past Dividend Periods with respect to the Series B Preferred Shares and all past dividend periods with respect to such Parity Shares and (ii) sufficient funds shall have been paid or declared and set apart for the payment of the dividend for the current Dividend Period with respect to the Series B Preferred Shares and the current dividend period with respect to such Parity Shares.

          (e) No distributions on Series B Preferred Shares shall be declared by the Board of Trustees of the Trust or paid or set apart for payment by the Trust at such time as the terms and provisions of any agreement of the Trust, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     Section 4.  Liquidation Preference.
                 ----------------------

          (a) In the event of any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, before any payment or distribution of the assets of the Trust (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of the Series B Preferred Shares shall be entitled to receive Twenty-Five Dollars ($25.00) per Series B Preferred Share plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Trust, the assets of the Trust, or proceeds thereof, distributable among the holders of the Series B Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Series B Preferred Shares and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series B Preferred Shares and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this
     Section 4, (i) a consolidation or merger of the Trust with one or more corporations, (ii) a sale or transfer of all or substantially all of the Trust's assets or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Trust.

          (b) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series B Preferred Shares upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Trust, after payment shall have been made in full to the holders of the Series B Preferred Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B Preferred Shares shall not be entitled to share therein.

     Section 5.  Redemption at the Option of the Trust.
                 -------------------------------------

          (a) Subject to Section 9 hereof, the Series B Preferred Shares shall not be redeemable by the Trust prior to the fifth anniversary of the Issue Date. On and after the fifth anniversary of the Issue Date, the Trust, at its option, may redeem the Series B Preferred Shares, in whole at any time or from time to time in part at the option of the Trust at a redemption price of Twenty-Five Dollars ($25.00) per Series B Preferred Share, plus the amounts indicated in Section 5(b).

          (b) Upon any redemption of Series B Preferred Shares pursuant to this Section 5, the Trust shall pay any accrued and unpaid dividends in arrears for any Dividend Period ending on or prior to the Call Date. If the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of Series B Preferred Shares at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the Trust shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series B Preferred Shares called for redemption.

          (c) If full cumulative dividends on the Series B Preferred Shares and any other class or series of Parity Shares of the Trust have not been paid or declared and set apart for payment, the Series B Preferred Shares may not be redeemed under this Section 5 in part and the Trust may not purchase or acquire Series B Preferred Shares, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series B Preferred Shares or pursuant to Section 9 hereof.

          (d) The redemption price to be paid upon any redemption of the Series B Preferred Shares (other than any amounts indicated in Section 5(b) and other than a redemption pursuant to Section 9) shall be payable solely out of the sale proceeds of other capital shares of the Trust and from no other source.

          (e) Notice of the redemption of any Series B Preferred Shares under this Section 5 shall be mailed by first-class mail to each holder of record of Series B Preferred Shares to be redeemed at the address of each such holder as shown on the Trust's record, not less than 30 nor more than 90 days prior to the Call Date. Neither the failure to mail any notice required by this paragraph (e), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of Series B Preferred Shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the place or places at which certificates for such shares are to be surrendered; and (4) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Trust shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Series B Preferred Shares so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series B Preferred Shares of the Trust shall cease (except the right to receive cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Trust's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Trust shall deposit with a bank or trust company (which may be an affiliate of the Trust) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series B Preferred Shares so called for redemption. No interest shall accrue for the benefit of the holders of Series B Preferred Shares to be redeemed on any cash so set aside by the Trust. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Trust, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Trust for the payment of such cash.

          As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Trust shall so require and if the notice shall so state), such shares shall be exchanged for any cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding Series B Preferred Shares are to redeemed, shares to be redeemed shall be selected by the Trust from outstanding Series B Preferred Shares not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Trust in its sole discretion to be equitable. If fewer than all the Series B Preferred Shares represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

     Section 6.  Shares To Be Retired.  All Series B Preferred Shares which
                 --------------------
shall have been issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued Shares of Beneficial Interest of the Trust, without designation as to class or series.

     Section 7.  Ranking.  Any class or series of stock of the Trust shall be
                 -------
deemed to rank:

          (a) prior to the Series B Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Shares;

          (b) on a parity with the Series B Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series B Preferred Shares, if the holders of such class of stock or series and the Series B Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Shares");
                 -------------

          (c) junior to the Series B Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Junior Shares; and

          (d) junior to the Series B Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Fully Junior Shares.

     Section 8.  Voting. If and whenever six quarterly dividends (whether or not
                 ------
consecutive) payable on the Series B Preferred Shares or any series or class of Parity Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of trustees then constituting the Board of Trustees shall be increased by two and the holders of Series B Preferred Shares, together with the holders of shares of every other series of Parity Shares (any such other series, the "Voting Preferred Shares"), voting as
                                           -----------------------
a single class regardless of series, shall be entitled to elect two additional trustees to serve on the Board of Trustees at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Series B Preferred Shares and the Voting Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Series B Preferred Shares and the Voting Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series B Preferred Shares and the Voting Preferred Shares to elect such additional two trustees shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of all persons elected as trustees by the holders of the Series B Preferred Shares and the Voting Preferred Shares shall forthwith terminate and the number of the Board of Trustees shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Series B Preferred Shares and the Voting Preferred Shares, the secretary of the Trust may, and upon the written request of any holder of Series B Preferred Shares (addressed to the secretary at the principal office of the Trust) shall, call a special meeting of the holders of the Series B Preferred Shares and of the Voting Preferred Shares for the election of the two trustees to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Trust for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of Series B Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock records of the Trust. The trustees elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the trustees elected by the holders of the Series B Preferred Shares and the Voting Preferred Shares, a successor shall be elected by the Board of Trustees, upon the nomination of the then-remaining trustee elected by the holders of the Series B Preferred Shares and the Voting Preferred Shares or the successor of such remaining trustee, to serve until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as provided above. Notwithstanding any other provisions of this paragraph, in any vote for the election of additional trustees hereunder, the Series B Preferred Shares and Voting Preferred Shares beneficially owned by Security Capital Group Incorporated, a Maryland corporation, any of its direct or indirect subsidiaries and any of their respective directors, officers or controlling stockholders (together, the "Restricted Parties"), shall be voted in the same respective
                ------------------
percentages as the Series B Preferred Shares and Voting Preferred Shares that are not beneficially owned by the Restricted Parties. The provisions in the preceding sentence shall cease and be of no further force and effect from and after such time, but only as long as, the Restricted Parties together no longer beneficially own in excess of 10% of the Trust's outstanding Common Shares.

     So long as any Series B Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Restated Declaration of Trust, as amended, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series B Preferred Shares and the Voting Preferred Shares, at the time outstanding, acting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (a) Any amendment, alteration or repeal of any of the provisions of the Restated Declaration of Trust or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series B Preferred Shares or the Voting Preferred Shares; provided, however, that the amendment of the provisions of the
             --------  -------
     Restated Declaration of Trust so as to authorize or create or to increase the authorized amount of, any Fully Junior Shares, Junior Shares that are not senior in any respect to the Series B Preferred Shares, or any shares of any class ranking on a parity with the Series B Preferred Shares or the Voting Preferred Shares shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series B Preferred Shares, and provided, further, that if any such amendment,
                           --------  -------
     alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series B Preferred Shares or another series of Voting Preferred Shares that are not enjoyed by some or all of the other series otherwise entitled to vote in accordance herewith, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of all series similarly affected, similarly given, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series B Preferred Shares and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

          (b) A share exchange that affects the Series B Preferred Shares, a consolidation with or merger of the Trust into another entity, or a consolidation with or merger of another entity into the Trust, unless in each such case each Series B Preferred

     Share (i) shall remain outstanding without a material and adverse change to its terms and rights or (ii) shall be converted into or exchanged for convertible preferred stock of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption thereof identical to that of a Series B Preferred Share (except for changes that do not materially and adversely affect the holders of the Series B Preferred Shares); or

          (c) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Series B Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends;

provided, however, that no such vote of the holders of Series B Preferred Shares
--------  -------
shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series B Preferred Shares at the time outstanding.

     For purposes of the foregoing provisions of this Section 8, each Series B Preferred Share shall have one (1) vote per share, except that when any other series of Preferred Shares shall have the right to vote with the Series B Preferred Shares as a single class on any matter, then the Series B Preferred Shares and such other series shall have with respect to such matters one (1) vote per $25.00 of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the Series B Preferred Shares shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any trust action.

     Section 9.  Limitation on Ownership.
                 -----------------------

          (a)    Limitation. Notwithstanding any other provision of the terms of
                 ----------
     the Series B Preferred Shares, except as provided in the next sentence and in Section 9(b), no Person, or Persons acting as a group, shall at any time directly or indirectly acquire ownership of more than 25% of the outstanding Series B Preferred Shares. Any Series B Preferred Shares owned by a Person or Persons acting as a group in excess of such 25% shall be deemed "Excess Preferred Shares," except that any such shares in excess of 25% will not be considered Excess Preferred Shares if the 25% limitation is
                                -----------------------
     exceeded solely as a result of the Trust's redemption of Series B Preferred Shares, provided that thereafter any additional Series B Preferred Shares acquired by such Person or Persons acting as a group shall be considered Excess Preferred Shares. Within 10 days of becoming aware of the existence of Excess Preferred Shares (whether by notice on Schedule 13D or otherwise), the Trust shall redeem any and all Excess Preferred Shares by giving notice of redemption to the holder or holders thereof, unless, prior to the giving of such notice the holder shall have disposed of its ownership in the Excess Preferred Shares. Such notice shall set forth the number of Series B Preferred Shares constituting Excess Preferred shares, the redemption price and the place or places at which the certificates representing such Excess Preferred Shares are to be surrendered and such notice shall set forth the matters described in the following sentence. From and after the date of giving such notice of redemption, the Series B Preferred Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends (other than dividends declared but unpaid prior to the notice of redemption), voting rights and other benefits with respect to such shares excepting the rights to payment of the redemption price determined and payable as set forth in the next two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption price of each Excess Preferred Share called for redemption shall be the average daily per Series B Preferred Share closing sales price, if the Series B Preferred Shares are listed on a national securities exchange or, if not, are reported on the NASDAQ National Market System, and if the Series B Preferred Shares are not so listed or reported, shall be the mean between the average per Series B Preferred Share closing bid prices and the average per Series B Preferred Share closing asked prices, in each case during the 30 day period ending on the business day prior to the redemption date, or if there have been no sales on a national securities exchange or the NASDAQ National Market System and no published bid quotations and no published asked quotations with respect to Series B Preferred Shares during such 30 day period, the redemption price shall be the price determined by the Trustees in good faith. Unless the Trustees determine that it is in the interest of the Trust to make earlier payment of all of the amount determined as the redemption price per Series B Preferred Share in accordance with the preceding sentence, the redemption price may be payable, at the option of the Trustees, at any time or times up to, but not later than the earlier of (i) five years after the redemption date, or (ii) the liquidation of the Trust, in which latter event the redemption price shall not exceed an amount which is the sum of the per Series B Preferred Share distributions designated as liquidating distributions and return of capital distributions declared with respect to unredeemed Series B Preferred Shares of the Trust of record subsequent to the redemption date; and in any event, no interest shall accrue with respect to the period subsequent to the redemption date to the date of such payment. Nothing in this Section 9(a) shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

          (b)  Exemptions.  The limitation on ownership set forth in Section
               ----------
     9(a) shall not apply to the acquisition of Series B Preferred Shares by an underwriter in a public offering of Series B Preferred Shares and shall not apply to the ownership of Series B Preferred Shares by a managing underwriter in the initial public offering of Series B Preferred Shares. The Trustees, in their sole and absolute discretion, may exempt from the ownership limitation set forth in Section 9(a) certain designated Series B Preferred Shares owned by a person (other than any of the Restricted Parties) who has provided the Trustees with evidence and assurances acceptable to the Trustees that the qualification of the Trust as a real estate investment trust would not be jeopardized thereby.

     Section 10.  Record Holders.  The Trust and the Transfer Agent may deem and
                  --------------
treat the record holder of any Series B Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Trust nor the Transfer Agent shall be affected by any notice to the contrary.

     Section 11.  Sinking Fund.  The Series B Preferred Shares shall not be
                  ------------
entitled to the benefits of any retirement or sinking fund.

     THIRD:   The Series B Preferred Shares have been classified by the Board of
Trustees under the authority contained in Article 2, Section 1, of the Restated Declaration of Trust dated June 18, 1991, as amended.

     FOURTH: Each undersigned Trustee acknowledges these Articles Supplementary to be the act of the Trust and further, as to all matters or facts required to be verified under oath, each such Trustee acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, these Articles Supplementary have been duly executed by the undersigned Trustees this 17th day of May, 1995.

                                           SECURITY CAPITAL PACIFIC TRUST



                                           By:   /s/ C. Ronald Blankenship
                                                --------------------------------
                                                C. Ronald Blankenship, Trustee


                                           By:   /s/ Calvin K. Kessler
                                                --------------------------------
                                                Calvin K. Kessler, Trustee


                                           By:   /s/ James H. Polk, III
                                                --------------------------------
                                                James H. Polk III, Trustee


                                           By:   /s/ John C. Schweitzer
                                                --------------------------------
                                                John C. Schweitzer, Trustee


                                           By:   /s/ William G. Myers
                                                --------------------------------
                                                William G. Myers, Trustee


                                           By:   /s/ John T. Kelley, III
                                                --------------------------------
                                                John T. Kelley, III, Trustee


                                           By:   /s/ James A. Cardwell
                                                --------------------------------
                                                James A. Cardwell, Trustee

                              ARTICLES OF MERGER

                                    MERGING

                     SECURITY CAPITAL PACIFIC INCORPORATED
                   (A CORPORATION OF THE STATE OF MARYLAND)

                                     INTO

                           PROPERTY TRUST OF AMERICA
           (A REAL ESTATE INVESTMENT TRUST OF THE STATE OF MARYLAND)


     Security Capital Pacific Incorporated, a corporation organized and existing under the laws of the State of Maryland ("PACIFIC"), and Property Trust of America, a real estate investment trust organized and existing under the laws of the State of Maryland ("PTR"), agree that PACIFIC shall be merged with and into PTR. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger.

     FIRST:    The parties to these Articles of Merger are Property Trust of
America, a real estate investment trust organized and existing under the laws of the State of Maryland, and Security Capital Pacific Incorporated, a corporation organized and existing under the laws of the State of Maryland.

     SECOND:   PACIFIC shall be merged with and into PTR in accordance with the
Corporations and Associations Article of the Annotated Code of Maryland (the "Maryland Code"), and PTR shall survive the merger and continue under the name "Security Capital Pacific Trust" (the "Surviving Entity"). At the effective time of the merger (the "Effective Time"), the separate existence of PACIFIC shall cease in accordance with the provisions of the Maryland Code. From and after the Effective Time, the Surviving Entity shall continue its existence under the name "Security Capital Pacific Trust," shall succeed to all of the properties, liabilities and other assets and shall be subject to all of the liabilities and obligations of PACIFIC without further action by either of the parties hereto, and will continue to be governed by the laws of the State of Maryland, including the Maryland Code. At the Effective Time, the bylaws of PTR in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Entity and the trustees and officers in office of PTR immediately prior to the Effective Time shall be the trustees and officers of the Surviving Entity, all of whom shall hold their trusteeships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the declaration of trust and bylaws of the Surviving Entity.

     THIRD:    The resident agent and office of each of PACIFIC and PTR is located at 11 East Chase Street, Baltimore, State of Maryland 21202. The principal office of each of PACIFIC and PTR is located at 7777 Market Center Avenue, City of El Paso, State of Texas

79912. Neither PACIFIC nor PTR owns any interest in land in any county in the State of Maryland.

     FOURTH:   The terms and conditions of the transaction set forth in these
Articles of Merger were advised, authorized and approved by each party to these Articles of Merger in the manner and by the vote required by PACIFIC's articles of incorporation or PTR's declaration of trust, as the case may be, and the laws of the State of Maryland.

     FIFTH:    The merger was duly (a) advised by the board of directors of
PACIFIC by the adoption of a resolution declaring that the merger set forth in these Articles of Merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directing that the proposed merger be submitted for consideration at a special meeting of the shareholders of PACIFIC and (b) approved by the shareholders of PACIFIC by the vote required by its articles of incorporation and the Maryland Code.

     SIXTH:    The merger was duly (a) advised by the board of trustees of PTR by the adoption of a resolution declaring that the merger set forth in these Articles of Merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directing that the proposed merger be submitted for consideration at a special meeting of the shareholders of PTR and
(b) approved by the shareholders of PTR by the vote required by its declaration of trust and the Maryland Code.

     SEVENTH: At the Effective Time, Article 1, Section 1 of the declaration of trust of PTR shall be amended to read in its entirety as follows and such declaration of trust, as so amended, shall become the declaration of trust of the Surviving Entity:

     "    Section 1.  Name.  The Trust created by this Declaration of Trust is herein referred to as the "Trust" and shall be known by the name "Security Capital Pacific Trust." So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under that name, which name shall not refer to the Trustees individually or personally or to the beneficiaries or Shareholders of the Trust, or to any officers, employees or agents of the Trust.

          Under circumstances in which the Trustees determine that the use of the name "Security Capital Pacific Trust" is not practicable, legal or convenient, they may as appropriate use their names with suitable reference to their trustee status, or some other suitable designation, or they may adopt another name under which the Trust may hold property or operate in any jurisdiction which name shall not, to the knowledge of the Trustees, refer to beneficiaries or Shareholders of the Trust. Legal title to all the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in, and held by the Trust in its own name or by the Trustees as joint tenants with right of survivorship as Trustees of this Trust, except that the Trustees shall have the power to cause legal title to any property of this Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

          The Trust shall have the authority to operate under an assumed name or names in such state or states or any political subdivision thereof where it would be legal, practical or convenient to operate in the name of the Trust. The Trust shall have the authority to file such assumed name certificates or other instruments in such places as may be required by applicable law to operate under such assumed name or names.

          If for any reason neither Security Capital (Southwest) Incorporated, a Delaware corporation, nor any affiliate thereof, nor any other affiliate of Security Capital Realty Incorporated, a Maryland corporation, shall any longer be rendering to the Trust the services of Advisor, as defined in
     Article 4, Section 7, hereof, to be rendered pursuant to the contract referred to in Article 4, Section 7 hereof, and any renewal or extension of such contract, then, if requested in writing by Security Capital Realty Incorporated or its successor to do so, the Trustees shall forthwith and are hereby required and authorized, without further vote or consent of the Shareholders, to (a) cease to use the name "Security Capital") or any name or names similar thereto, (b) amend this Article 1, Section 1 to change the name of the Trust to one which does not include the name "Security Capital" or any name or names similar thereto, and (c) cause to be executed and delivered al instruments necessary to evidence such change of name in each public registry where the name of the Trust shall have been registered and to disclaim any right, title or interest in or to the name "Security Capital.""

     These amendments do not increase the authorized capital of PTR.

     EIGHTH:   The total number of shares of beneficial interest of all classes which PTR has authority to issue is one hundred fifty million (150,000,000) shares of beneficial interest, of the par value of one dollar ($1.00) each, all such shares having an aggregate par value of one hundred fifty million dollars ($150,000,000). Of such one hundred fifty million shares of beneficial interest, nine million two hundred thousand have been classified as Cumulative Convertible Series A Preferred Shares of Beneficial Interest.

     The total number of shares of stock of all classes which PACIFIC has authority to issue is two hundred fifty million (250,000,000) shares of common stock, of the par value of one cent ($0.01) each, all such shares having an aggregate par value of two million five hundred thousand dollars ($2,500,000).

     NINTH:    At the Effective Time, each issued share common stock of PACIFIC shall automatically and without further action by either of the parties hereto be converted into 0.611 common shares of beneficial interest of PTR. At the Effective Time, each right, option or warrant to acquire a share of common stock of PACIFIC shall automatically be converted into a right, option or warrant to acquire 0.611 common shares of beneficial interest of PTR. At the

Effective Time, each issued share of beneficial interest of PTR issued immediately prior to the Effective Time shall not be converted or exchanged in any manner by shall remain issued.

     TENTH:    The parties hereto intend that the execution of these Articles of
Merger constitutes the adoption of a "plan of reorganization" within the meaning of Treasury Regulations (S) 1.368-1(c).

     IN WITNESS WHEREOF, Security Capital Pacific Incorporated, a Maryland corporation, and Property Trust of America, a Maryland real estate investment trust, the entities parties to the merger, have caused these Articles of Merger to be signed in their respective names and on their behalf and witnessed or attested all as of the 23rd day of March 1995. Each of the individuals signing these Articles of Merger on behalf of Security Capital Pacific Incorporated or Property Trust of America acknowledges these Articles of Merger to be the act of such respective entity and, as to all other matters or facts required to be verified under oath, that to the best of his or her knowledge, information and belief, these matters are true in all material respects, and that this statement is made under the penalties of perjury.

                                    SECURITY CAPITAL PACIFIC INCORPORATED,
                                    a Maryland corporation

                                    By:   /s/ David C. Dressler, Jr.
                                         --------------------------------
                                         David C. Dressler, Jr.
                                         Senior Vice President
Attest:

 /s/ Leanne L. Gallagher
------------------------------
Leanne L. Gallagher
Assistant Secretary

                                    PROPERTY TRUST OF AMERICA,
                                        a Maryland real estate investment trust

                                    By:   /s/ C. Ronald Blankenship
                                         --------------------------------
                                         C. Ronald Blankenship, Trustee

                                    By:   /s/ Calvin K. Kessler
                                         --------------------------------
                                         Calvin K. Kessler, Trustee

                                    By:   /s/ James H. Polk, III
                                         --------------------------------
                                         James H. Polk, III, Trustee

                                    By:   /s/ John C. Schweitzer
                                         --------------------------------
                                         John C. Schweitzer, Trustee

                                    By:   /s/ William G. Myers
                                         --------------------------------
                                         William G. Myers, Trustee

                                    By:   /s/ John T. Kelley
                                         --------------------------------
                                         John T. Kelley, III, Trustee

                                    By:   /s/ James A. Cardwell
                                         --------------------------------
                                         James A. Cardwell, Trustee

                          THIRD ARTICLES OF AMENDMENT
                                      OF
                         RESTATED DECLARATION OF TRUST
                                      OF
                           PROPERTY TRUST OF AMERICA


     The undersigned, being all the Trustees of Property Trust of America, a Maryland real estate investment trust (the "Trust"), do hereby certify pursuant to the provisions of Article 6, Section 2 of the Trust's Restated Declaration of Trust, as amended and supplemented (the "Declaration of Trust"), and Section 8-501(b) of the Maryland Corporations and Associations Article, that the Board of Trustees of the Trust has adopted a resolution to amend the Declaration of Trust as hereinafter set forth and that the Trustees have approved such amendment by at least a two-thirds vote.

     Therefore, the Declaration of Trust is hereby amended by amending and restating Article 7, Section 10 thereof in its entirety as follows:

          SECTION 10. NAMES AND ADDRESSES OF TRUSTEES. The name and address of each current Trustee is set forth below:

          Name                          Address
          ----                          -------

          C. Ronald Blankenship         125 Lincoln Avenue
                                        Santa Fe, New Mexico  87501

          James A. Cardwell             6080 Surety Drive
                                        El Paso, Texas  79905

          John T. Kelley, III           7777 Market Center Avenue
                                        El Paso, Texas  79912

          Calvin K. Kessler             8600 Gateway Boulevard East
                                        El Paso, Texas  79907

          William G. Myers              1114 State Street, Suite 232
                                        Santa Barbara, California  93101

          James H. Polk, III            125 Lincoln Avenue
                                        Santa Fe, New Mexico  87501

          John C. Schweitzer            100 Congress
                                        Austin, Texas  78701

     Each undersigned Trustee acknowledges these Third Articles of Amendment to be the act of the Trust and, as to all other matters or facts required to be verified under oath, that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects, and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the undersigned have executed these Third Articles of Amendment as of this 28th day of October, 1994.


                                                 /s/ C. Ronald Blankenship
                                                 ------------------------------
                                                 C. Ronald Blankenship


                                                 /s/ James A. Cardwell
                                                 ------------------------------
                                                 James A. Cardwell


                                                 /s/ John T. Kelley, III
                                                 ------------------------------
                                                 John T. Kelley, III


                                                 /s/ Calvin K. Kessler
                                                 ------------------------------
                                                 Calvin K. Kessler


                                                 /s/ William G. Myers
                                                 ------------------------------
                                                 William G. Myers


                                                 /s/ James H. Polk, III
                                                 ------------------------------
                                                 James H. Polk, III


                                                 /s/ John C. Schweitzer
                                                 ------------------------------
                                                 John C. Schweitzer

STATE OF NEW MEXICO           )
                              )     SS.
COUNTY OF SANTE FE            )


     On the 28th day of October, 1994, before me, the undersigned notary public, personally appeared C. Ronald Blankenship, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                           /s/ Teresa K. Rosen
                                             ----------------------------------
                                             Notary Public


My commission expires: 3-1-97
                      ---------

STATE OF TEXAS                 )
                               )       SS.
COUNTY OF EL PASO              )


     On the 28th day of October, 1994, before me, the undersigned notary public, personally appeared J.A. Cardwell, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                          /s/ Barbara Evans
                                            -----------------------------------
                                            Notary Public


My commission expires: 11-15-96
                      -----------

STATE OF TEXAS                  )
                                )       SS.
COUNTY OF EL PASO               )


     On the 28th day of October, 1994, before me, the undersigned notary public, personally appeared John T. Kelley, III, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                          /s/ Karen D. Smith
                                            ------------------------------------
                                            Notary Public


My commission expires: 5-21-98
                      ---------

STATE OF TEXAS                 )
                               )       SS.
COUNTY OF EL PASO              )


     On the 28th day of October, 1994, before me, the undersigned notary public, personally appeared Calvin K. Kessler, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                          /s/ Virginia Gonzalez
                                            ------------------------------------
                                            Notary Public


My commission expires: 1-08-96
                      --------

STATE OF CALIFORNIA       )
                          )  SS.
COUNTY OF SANTA BARBARA   )


     On the 31st day of October, 1994, before me, the undersigned notary public, personally appeared William G. Myers, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                          /s/ Gail A. Crivello
                                            ------------------------------------
                                            Notary Public


My commission expires: 7-15-96
                      --------

STATE OF NEW MEXICO     )
                        )  SS.
COUNTY OF SANTE FE      )


     On the 28th day of October, 1994, before me, the undersigned notary public, personally appeared James H. Polk, III, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                                /s/ Teresa K. Rosen
                                                  ------------------------------
                                                  Notary Public


My commission expires:  3-1-97
                       --------

STATE OF TEXAS          )
                        )  SS.
COUNTY OF TRAVIS        )


     On the 4th day of November, 1994, before me, the undersigned notary public, personally appeared John C. Schweitzer, known to me to be the person who signed the foregoing instrument, and acknowledged that he executed the same for the purposes contained therein.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal.



     (NOTARY SEAL)                                /s/ Brenda Ewers
                                                  ------------------------------
                                                  Notary Public


My commission expires: 2-16-96
                      ---------

                           PROPERTY TRUST OF AMERICA

                        Second Certificate of Amendment
                       of Restated Declaration of Trust


     The undersigned, being all of the Trustees of Property Trust of America, a Maryland real estate investment trust (the "Trust"), do hereby certify pursuant to the provisions of Article 6 of the Trust's Restated Declaration of Trust, as amended (the "Restated Declaration of Trust"), and in accordance with the applicable provisions of Maryland law:

     1. That the Board of Trustees has adopted a resolution to amend the Restated Declaration of Trust as hereinafter set forth and has declared that such amendment is advisable.

     2. That the amendment to the Declaration of Trust has been presented to the shareholders of the Trust.

     3. That the amendment has been approved by the shareholders of the Trust by the affirmative vote of at least two-thirds of the shares entitled to notice of, and to vote at, the annual meeting of shareholders of the Trust held on May 3, 1994.

     Therefore, the Restated Declaration of Trust is hereby amended as follows:

               1. Article 2, Section 7(c) is hereby amended by deleting the words "Section 7(e)" appearing in the first sentence thereof and substituting the words "Sections 7(e) and 7(k)".

               2. Article 2, Section 7(f) is hereby amended by inserting the phrase "and subject to Section 7(k)" immediately after the phrase "Restated Declaration of Trust to the contrary" and immediately before the comma.

               3. Article 2, Section 7(g) is hereby amended by deleting the word "Nothing" appearing as the first word thereof and inserting the following "Subject to Section 7(k), nothing".

               4. Article 2, Section 7 is hereby amended by adding the following as new Section 7(k):

                    "(k) NEW YORK STOCK EXCHANGE TRANSACTIONS. Nothing in this
               Section 7 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange."

     4. Each undersigned Trustee acknowledges this Second Certificate of Amendment to the be act of the Trust and further, as to all matters or facts required to be verified under oath, each such Trustee acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the undersigned, constituting all of the members of the Board of Trustees of the Trust, have hereunto set their hands as of this 10th day of May, 1994.


                                             /s/ Calvin K. Kessler
                                             -----------------------------------
                                             Calvin K. Kessler



                                             /s/ James H. Polk, III
                                             -----------------------------------
                                             James H. Polk, III



                                             /s/ John C. Schweitzer
                                             -----------------------------------
                                             John C. Schweitzer



                                             /s/ James A. Cardwell
                                             -----------------------------------
                                             James A. Cardwell



                                             /s/ John T. Kelley, III
                                             -----------------------------------
                                             John T. Kelley, III



                                             /s/ C. Ronald Blankenship
                                             -----------------------------------
                                             C. Ronald Blankenship



                                             /s/ William G. Myers
                                             -----------------------------------
                                             William G. Myers

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 10th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared Calvin K. Kessler, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Virginia Gonzalez
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

1-8-98
------------------------

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 9th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared James H. Polk known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Leanne Gallagher
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

       8-5-96
------------------------

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 9th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared John C. Schweitzer known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Brenda Ewers
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

       2-6-96
--------------------------

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 12th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared James A. Cardwell known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Barbara Evans
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

       11-15-96
------------------------

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 10th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared John T. Kelley, III, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Kim Westbrook
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

       2-19-97
------------------------

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 10th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared C. Ronald Blankenship, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Amy Ferguson
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

       8-23-95
-------------------------

STATE OF TEXAS      )
                    )    SS:
COUNTY OF EL PASO   )

     On the 16th day of May, 1994, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared William G. Myers, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    /s/ Gail A. Crivello
                                    --------------------------------------------
                                    Notary Public in and For
                                    The State of Texas, County of El Paso

My commission expires:

       7-15-96
-------------------------

                        Cumulative Convertible Series A
                    Preferred Shares of Beneficial Interest


                            ARTICLES SUPPLEMENTARY


                           PROPERTY TRUST OF AMERICA



                        ==============================

            Articles Supplementary of Board of Trustees Classifying
                and Designating a Series of Preferred Shares as
                   Cumulative Convertible Series A Preferred
           Shares of Beneficial Interest and Fixing Distribution and
                  Other Preferences and Rights of Such Series
                        ==============================


                         Dated as of November 22, 1993

                           PROPERTY TRUST OF AMERICA



                        ==============================

            Articles Supplementary of Board of Trustees Classifying
                and Designating a Series of Preferred Shares as
                   Cumulative Convertible Series A Preferred
           Shares of Beneficial Interest and Fixing Distribution and
                  Other Preferences and Rights of Such Series

                        ==============================


     The undersigned, being all of the Trustees of Property Trust of America, a Maryland real estate investment trust (the "Trust"), hereby certify to the State Department of Assessments and Taxation of Maryland pursuant to section 8-203(b) of the Annotated Code of Maryland that:

     FIRST: The Board of Trustees has classified 9,200,000 unissued shares of the Trust as Cumulative Convertible Series A Preferred Shares of Beneficial Interest (the "Series A Preferred Shares").

     SECOND: The following is a description of the Series A Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof:

     Section 1.  Number of Shares and Designation. This class of Preferred
                 --------------------------------
Shares shall be designated as Cumulative Convertible Series A Preferred Shares of Beneficial Interest (the "Series A Preferred Shares") and the number of shares which shall constitute such series shall not be more than 9,200,000 shares, par value $1.00 per share, which number may be decreased (but not below the number thereof then outstanding plus the number required to fulfill the Trust's obligations under options, warrants or similar rights issued by the Trust) from time to time by the Board of Trustees.

     Section 2.  Definitions. For purposes of the Series A Preferred Shares, the
                 -----------
following terms shall have the meanings indicated:

          "Board of Trustees" shall mean the Board of Trustees of the Trust or
           -----------------
     any committee authorized by such Board of Trustees to perform any of its responsibilities with respect to the Series A Preferred Shares.

          "Business Day" shall mean any day other than a Saturday, Sunday or a
           ------------
     day on which state or federally chartered banking institutions in New York City, New York are not required to be open.

          "Call Date" shall mean the date of the notice to holders required
           ---------
     under subparagraph (d) of Section 5.

          "Common Shares" shall mean the common Shares of Beneficial Interest of
           -------------
     the Trust, par value $1.00 per share.

          "Constituent Person" shall have the meaning set forth in paragraph (e)
           ------------------
     of Section 6 hereof.

          "Conversion Price" shall mean the conversion price per Common Share
           ----------------
     for which the Series A Preferred Shares are convertible, as such Conversion Price may be adjusted pursuant to Section 6. The initial conversion price shall be $20.556 (equivalent to a conversion rate of 1.2162 Common Shares for each Series A Preferred Share).

          "Current Market Price" of publicly traded common shares or any other
           --------------------
     class of capital stock or other security of the Trust or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is
                                               ----
     not listed or admitted for trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if such security is not quoted on such National Market
      -------
     System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chairman of the Board or the Board of Trustees.

          "Dividend Payment Date" shall mean the last calendar day of March,
           ---------------------
     June, September and December, in each year, commencing on December 31, 1993; provided, however, that if any Dividend Payment Date falls on any day
           --------  -------
     other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

          "Dividend Periods" shall mean quarterly dividend periods commencing on
           ----------------
     April 1, July 1, October 1 and January 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include December 31, 1994).

          "Fair Market Value" shall mean the average of the daily Current Market
           -----------------
     Prices of a Common Share during the five (5) consecutive Trading Days selected by the Trust commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Shares trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

          "Fully Junior Shares" shall mean the Common Shares and any other class
           -------------------
     or series of shares of the Trust now or hereafter issued and outstanding over which the Series A Preferred Shares have preference or priority in both (i) the payment of dividends and (ii) the distribution of assets on any liquidation, dissolution or winding up of the Trust.

          "Issue Date" shall mean the first date on which the Series A Preferred
           ----------
     Shares are issued and sold.

          "Junior Shares" shall mean the Common Shares and any other class or
           -------------
     series of shares of the Trust now or hereafter issued and outstanding over which the Series A Preferred Shares have preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Trust.

          "Non-Electing Share" shall have the meaning set forth in paragraph (e)
           ------------------
     of Section 6 hereof.

          "Parity Shares" shall have the meaning set forth in paragraph (b) of
           -------------
     Section 8.

          "Person" shall mean any individual, firm, partnership, corporation or
           ------
     other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Securities" and "Security" shall have the meanings set forth in
           ----------       --------
     paragraph (d)(iii) of Section 6 hereof.

          "Series A Preferred Shares" shall have the meaning set forth in
           -------------------------
     Section 1 hereof.

          "set apart for payment" shall be deemed to include, without any action
           ---------------------
     other than the following, the recording by the Trust in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Trustees, the allocation of funds to be so paid on any series or class of capital stock of the Trust; provided, however, that if any funds for any class or series of
            --------  -------
     Junior Shares or any class or series of stock ranking on a parity with the Series A Preferred Shares as to the payment of dividends are placed in a separate account of the Trust or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series A Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

          "Trading Day" shall mean any day on which the securities in question
           -----------
     are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the National Market System of NASDAQ, or if such securities are not quoted on such National Market System, in the applicable securities market in which the securities are traded.

          "Transaction" shall have the meaning set forth in paragraph (e) of
           -----------
     Section 6 hereof.

          "Transfer Agent" means Chemical Bank, New York City, New York, or such
           --------------
     other agent or agents of the Trust as may be designated by the Board of Trustees or their designee as the transfer agent for the Series A Preferred Shares.

          "Voting Preferred Shares" shall have the meaning set forth in Section
           -----------------------
     9 hereof.

     Section 3.  Dividends.
                 ---------

            (a) The holders of Series A Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees out of funds legally available for that purpose, dividends payable in cash in an amount per share equal to the greater of (i) $1.75 per annum or (ii) the dividends (determined on each Dividend Payment Date) on the Common Shares, or portion thereof, into which a Series A Preferred Share is convertible. Such dividends shall equal the number of Common Shares, or portion thereof, into which a Series A Preferred Share is convertible, multiplied by the most current quarterly dividend on a Common Share on or before the applicable Dividend Payment Date. Such dividends shall begin to accrue and shall be fully cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Trust legally available for the payment of such dividends, and shall be payable quarterly, when, as and if declared by the Board of Trustees, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of Series A Preferred Shares, as they appear on the stock records of the Trust at the close of business on such record dates, not more than 50 days preceding such Dividend Payment Dates thereof, as shall be fixed by the Board of Trustees. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time and for such interim periods, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

            (b) The amount of dividends payable for each full Dividend Period for the Series A Preferred Shares shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series A Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series A Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Shares that may be in arrears.

            (c) So long as any Series A Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Shares for all Dividend Periods terminating on or prior to the Dividend Payment Date on such class or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon Series A Preferred Shares and all dividends declared upon any other class or series of Parity Shares shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Shares and accumulated and unpaid on such Parity Shares.

            (d) So long as any Series A Preferred Shares are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Fully Junior Shares) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of an employee incentive or benefit plan of the Trust or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Trust, directly or indirectly (except by conversion into or exchange for Fully Junior Shares), unless in each case (i) the full cumulative dividends on all outstanding Series A Preferred Shares and any other Parity Shares of the Trust shall have been paid or declared and set apart for payment for all past Dividend Periods with respect to the Series A Preferred Shares and all past dividend periods with respect to such Parity Shares and (ii) sufficient funds shall have been paid or declared and set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Shares and the current dividend period with respect to such Parity Shares.

     Section 4.  Liquidation Preference.
                 ----------------------

            (a) In the event of any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, before any payment or distribution of the assets of the Trust (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of the Series A Preferred Shares shall be entitled to receive Twenty-Five Dollars ($25.00) per Series A Preferred Share plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Trust, the assets of the Trust, or proceeds thereof, distributable among the holders of the Series A Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Shares and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series A Preferred Shares and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this
     Section 4, (i) a consolidation or merger of the Trust with one or more corporations, (ii) a sale or transfer of all or substantially all of the Trust's assets, or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Trust.

            (b) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series A Preferred Shares upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Trust, after payment shall have been made in full to the holders of the Series A Preferred Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Shares shall not be entitled to share therein.

     Section 5.  Redemption at the Option of the Trust.
                 -------------------------------------

            (a) Subject to Section 10 hereof, the Series A Preferred Shares shall not be redeemable by the Trust prior to the tenth anniversary of the Issue Date. On and after the tenth anniversary of the Issue Date, the Trust, at its option, may redeem the

     Series A Preferred Shares, in whole at any time or from time to time in part at the option of the Trust at a redemption price of Twenty-Five Dollars ($25.00) per Series A Preferred Share, plus the amounts indicated in Section 5(b).

            (b) Upon any redemption of Series A Preferred Shares pursuant to this Section 5, the Trust shall pay any accrued and unpaid dividends in arrears for any Dividend Period ending on or prior to the Call Date. If the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of Series A Preferred Shares at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding dividend payment date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the Trust shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Shares called for redemption.

            (c) If full cumulative dividends on the Series A Preferred Shares and any other class or series of Parity Shares of the Trust have not been paid or declared and set apart for payment, the Series A Preferred Shares may not be redeemed under this Section 5 in part and the Trust may not purchase or acquire Series A Preferred Shares, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Shares or pursuant to Section 10 hereof.

            (d) Notice of the redemption of any Series A Preferred Shares under this Section 5 shall be mailed by first-class mail to each holder of record of Series A Preferred Shares to be redeemed at the address of each such holder as shown on the Trust's record, not less than 30 nor more than 90 days prior to the Call Date. Neither the failure to mail any notice required by this paragraph (d), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of Series A Preferred Shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the place or places at which certificates for such shares are to be surrendered; (4) the then-current Conversion Price; and (5) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Trust shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Series A Preferred Shares so called for redemption shall cease to accrue,
     (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Shares of the Trust shall cease (except the rights to convert and to receive cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Trust's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Trust shall deposit with a bank or trust company (which may be an affiliate of the Trust) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Shares so called for redemption. No interest shall accrue for the benefit of the holders of Series A Preferred Shares to be redeemed on any cash so set aside by the Trust. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Trust, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Trust for the payment of such cash.

          As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Trust shall so require and if the notice shall so state), such shares shall be exchanged for any cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding Series A Preferred Shares are to redeemed, shares to be redeemed shall be selected by the Trust from outstanding Series A Preferred Shares not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Trust in its sole discretion to be equitable. If fewer than all the Series A Preferred Shares represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

     Section 6.  Conversion. Holders of Series A Preferred Shares shall have the
                 ----------
right to convert all or a portion of such shares into Common Shares, as follows:

            (a)  Subject to and upon compliance with the provisions of this
     Section 6, a holder of Series A Preferred Shares shall have the right, at his or her option, at any time to convert such shares into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate liquidation preference of such shares by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 6) by surrendering such shares to be converted, such surrender to be made in the manner provided in paragraph
     (b) of this Section 6; provided, however, that the right to convert shares
                            --------  -------
     called for redemption pursuant to Section 5 shall terminate at the close of business on the fifth Business Day prior to the Call Date fixed for such redemption, unless the Trust shall default in making payment of the cash payable upon such redemption under Section 5 hereof.

          (b) In order to exercise the conversion right, the holder of each Series A Preferred Share to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Trust or in blank, at the office of the Transfer Agent, accompanied by written notice to the Trust that the holder thereof elects to convert such Series A Preferred Shares. Unless the shares issuable on conversion are to be issued in the same name as the name in which such Series A Preferred Share is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Trust, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid).

          Holders of Series A Preferred Shares at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date. However, Series A Preferred Shares surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of notice of redemption with respect to a Call Date during such period, such Series A Preferred Shares being entitled to such dividend on the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of Series A Preferred Shares on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into Common Shares on the corresponding Dividend Payment Date will receive the dividend payable by the Trust on such Series A Preferred Shares on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of Series A Preferred Shares for conversion. Except as provided above, the Trust shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the Common Shares issued upon such conversion.

          As promptly as practicable after the surrender of certificates for Series A Preferred Shares as aforesaid, the Trust shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full Common Shares issuable upon the conversion of such shares in accordance with provisions of this
     Section 6, and any fractional interest in respect of a Common Share arising upon such conversion shall be settled as provided in paragraph (c) of this
     Section 6.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series A Preferred Shares shall have been surrendered and such notice (and if applicable, payment of an amount equal to the dividend payable on such shares) received by the Trust as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date unless the stock transfer books of the Trust shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such shares shall have been surrendered and such notice received by the Trust.

          (c) No fractional shares or scrip representing fractions of Common Shares shall be issued upon conversion of the Series A Preferred Shares. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the conversion of a Series A Preferred Share, the Trust shall pay to the holder of such share an amount in cash based upon the Current Market Price of Common Shares on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Preferred Shares so surrendered.

          (d) The Conversion Price shall be adjusted from time to time as follows:

               (i) If the Trust shall after the Issue Date (A) pay a dividend or make a distribution on its capital shares in Common Shares, (B) subdivide its outstanding Common Shares into a greater number of shares, (C) combine its outstanding Common Shares into a smaller number of shares or (D) issue any shares of capital shares by reclassification of its Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or distribution or at the opening of business on the Business Day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series A Preferred Share thereafter surrendered for conversion shall be entitled to receive the number of Common Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series A Preferred Shares had been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph
          (i) shall become effective immediately after the opening of business on the Business Day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the Business Day next following the effective date in the case of a subdivision, combination or reclassification.

               (ii) If the Trust shall issue after the Issue Date rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Shares at a price per share less than 94% (100% if a stand-by underwriter is used and charges the Trust a commission) of the Fair Market Value per Common Share on the record date for the determination of shareholders entitled to receive such rights, option or warrants, then the Conversion Price in effect at the opening of business on the Business Day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the Business Day next following the date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of Common Shares outstanding on the close of business on the date fixed for such determination and
          (B) the number of shares that the aggregate proceeds to the Trust from the exercise of such rights, option or warrants for Common Shares would purchase at 94% of such Fair Market Value (or 100% in the case of a stand-by underwriting), and the denominator of which shall be the sum of (A) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (B) the number of additional Common Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights, options or warrants entitle the holders of Common Shares to subscribe for or purchase Common Shares at less than 94% of such Fair Market Value (or 100% in the case of a stand-by underwriting), there shall be taken into account any consideration received by the Trust upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Chairman of the Board or the Board of Trustees.

               (iii) If the Trust shall distribute to all holders of its Common Shares any shares of capital stock of the Trust (other than Common Shares) or evidence of its indebtedness or assets (excluding cumulative cash dividends or distributions paid with respect to the Common Shares after September 30, 1993 which are not in excess of the following: the sum of (A) the Trust's cumulative undistributed funds from operations at September 30, 1993, plus (B) the cumulative amount of funds from operations, as determined by the Board of Trustees, after September 30, 1993, minus (C) the cumulative amount of dividends accrued or paid in respect of the Series A Preferred Shares or any other class or series of Preferred Shares of the Trust after the

          Issue Date) or rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Shares entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Shares, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) collectively called the "Securities" and
                                                           ----------
          individually a "Security"), then in each such case the Conversion
                          --------
          Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per Common Share on the record date mentioned below less the then fair market value (as determined by the Chairman of the Board or the Board of Trustees, whose determination shall be conclusive), of the portion of the capital shares or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one Common Share, and the denominator of which shall be the Fair Market Value per Common Share on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in paragraph (h) below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this clause (iii), the distribution of a Security, which is distributed not only to the holders of the Common Shares on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed with each Common Share delivered to a Person converting a Series A Preferred Share after such determination date, shall not require an adjustment of the Conversion Price pursuant to this clause
          (iii); provided that on the date, if any, on which a person converting
                 --------
          a Series A Preferred Share would no longer be entitled to receive such Security with a Common Share (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this clause (iii) (and such day shall be deemed to be "the date fixed for the determination of the shareholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

               (iv) In case a tender or exchange offer made by the Trust or any subsidiary of the Trust for all or any portion of the Common Shares shall expire and such tender or exchange offer shall involve the payment by the Trust or such subsidiary of consideration per Common Share having a fair market value (as determined in good faith by the Board of Trustees, whose determination shall be conclusive and described in a resolution of the Board of Trustees), at the last time (the "Expiration Time") tenders or exchanges may
                ---------------
          be made pursuant to such tender or exchange offer, that exceeds the Current Market Price per Common Share on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph, by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered or exchanged shares) at the Expiration Time, multiplied by the Current Market Price per Common Share on the Trading Day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum, being referred to as the "Purchased Shares") and (B) the product of the number of Common Shares
           ----------------
          outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per Common Share on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

               (v) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments
                                        --------  -------
          that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment
                                     --------  -------
          shall be required and made in accordance with the provisions of this
          Section 6 (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. Notwithstanding any other provisions of this Section 6, the Trust shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Trust and the investment of additional optional amounts in Common Shares under such plan. All calculations under this Section 6 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Trust shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Trust to its shareholders shall not be taxable.

          (e) If the Trust shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all Common Shares, sale of all or substantially all of the Trust's assets or recapitalization of the Common Shares and excluding any transaction as to which subparagraph (d)(i) of this Section 6 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which all or substantially
        -----------
     all Common Shares are converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Series A Preferred Share, which is not redeemed or converted into the right to receive stock, securities or other property prior to such Transaction, shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Shares into which one Series A Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the Trust consolidated or into which the Trust merged or which merged into the Trust or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an
                                                ------------------
     affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"),
                                                        ------------------
     then for the purpose of this paragraph (e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Trust shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Trust has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Shares that will contain provisions enabling the holders of the Series A Preferred Shares that remain outstanding after such Transaction to convert into the consideration received by holders of Common Shares at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f)  If:

               (i) the Trust shall declare a dividend (or any other distribution) on the Common Shares (other than cash dividends or distributions paid with respect to the Common Shares after September 30, 1993 not in excess of the sum of the Trust's cumulative undistributed funds from operations at September 30, 1993, plus the cumulative amount of funds from operations, as determined by the Board of Trustees, after September 30, 1993, minus the cumulative amount of dividends accrued or paid in respect of the Series A Preferred Shares or any other class or series of Preferred Shares of the Trust after the Issue Date); or

               (ii) the Trust shall authorize the granting to the holders of Common Shares of rights, options or warrants to subscribe for or purchase any shares of any class or any other rights, options or warrants; or

               (iii) there shall be any reclassification of the Common Shares (other than an event to which subparagraph (d)(i) of this Section 6 applies) or any consolidation or merger to which the Trust is a party and for which approval of any shareholders of the Trust is required, or a statutory share exchange, or a self tender offer by the Company for all or substantially all of its outstanding Common Shares or the sale or transfer of all or substantially all of the assets of the Trust as an entirety; or

               (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Trust,

     then the Trust shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of Series A Preferred Shares at their addresses as shown on the stock records of the Trust, as promptly as possible, but at least 10 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this
     Section 6.

          (g) Whenever the Conversion Price is adjusted as herein provided, the Trust shall promptly file with the Transfer Agent an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Trust shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Series A Preferred Share at such holder's last address as shown on the stock records of the Trust.

          (h) In any case in which paragraph (d) of this Section 6 provides that an adjustment shall become effective on the day next following the record date for an event, the Trust may defer until the occurrence of such event (A) issuing to the holder of any Series A Preferred Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 6.

          (i) There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section
     6. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 6, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

          (j) If the Trust shall take any action affecting the Common Shares, other than action described in this Section 6, that in the opinion of the Board of Trustees would materially and adversely affect the conversion rights of the holders of the Series A Preferred Shares, the Conversion Price for the Series A Preferred Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Trustees, in its sole discretion, may determine to be equitable in the circumstances.

          (k) The Trust covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of effecting conversion of the Series A Preferred Shares, the full number of Common Shares deliverable upon the conversion of all outstanding Series A Preferred Shares not theretofore converted. For purposes of this paragraph
     (k), the number of Common Shares that shall be deliverable upon the conversion of all outstanding Series A Preferred Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

          The Trust covenants that any Common Shares issued upon conversion of the Series A Preferred Shares shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the Common Shares deliverable upon conversion of the Series A Preferred Shares, the Trust will take any trust action that, in the opinion of its counsel, may be necessary in order that the Trust may validly and legally issue fully paid and (subject to any customary qualification based upon the nature of a business trust) non-assessable Common Shares at such adjusted Conversion Price.

          The Trust shall endeavor to list the Common Shares required to be delivered upon conversion of the Series A Preferred Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Shares are listed at the time of such delivery.

          Prior to the delivery of any securities that the Trust shall be obligated to deliver upon conversion of the Series A Preferred Shares, the Trust shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

          (l) The Trust will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the Series A Preferred Shares pursuant hereto; provided, however, that the Trust shall
                                       --------  -------
     not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Shares or other securities or property in a name other than that of the holder of the Series A Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Trust the amount of any such tax or established, to the reasonable satisfaction of the Trust, that such tax has been paid.

     Section 7.  Shares To Be Retired.  All Series A Preferred Shares which
                 --------------------
shall have been issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued Shares of Beneficial Interest of the Trust, without designation as to class or series.

     Section 8.  Ranking.  Any class or series of stock of the Trust shall be
                 -------
deemed to rank:

          (a) prior to the Series A Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Shares;

          (b) on a parity with the Series A Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Shares, if the holders of such class of stock or series and the Series A Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Shares"); and
                                   -------------

          (c) junior to the Series A Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Junior Shares.

          (d) junior to the Series A Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Fully Junior Shares.

     Section 9.  Voting. If and whenever six quarterly dividends (whether or not
                 ------
consecutive) payable on the Series A Preferred Shares or any series or class of Parity Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of trustees then constituting the Board of Trustees shall be increased by two and the holders of Series A Preferred Shares, together with the holders of shares of every other series of Parity Shares (any such other series, the "Voting Preferred Shares"), voting as
                                           -----------------------
a single class regardless of series, shall be entitled to elect the two additional trustees to serve on the Board of Trustees at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A Preferred Shares and the Voting Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Series A Preferred Shares and the Voting Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Shares and the Voting Preferred Shares to elect such additional two trustees shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of all persons elected as trustees by the holders of the Series A Preferred Shares and the Voting Preferred Shares shall forthwith terminate and the number of the Board of Trustees shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Series A Preferred Shares and the Voting Preferred Shares, the secretary of the Trust may, and upon the written request of any holder of Series A Preferred Shares (addressed to the secretary at the principal office of the Trust) shall, call a special meeting of the holders of the Series A Preferred Shares and of the Voting Preferred Shares for the election of the two trustees to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Trust for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of Series A Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock records of the Trust. The trustees elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the trustees elected by the holders of the Series A Preferred Shares and the Voting Preferred Shares, a successor shall be elected by the Board of Trustees, upon the nomination of the then-remaining trustee elected by the holders of the Series A Preferred Shares and the Voting Preferred Shares or the successor of such remaining trustee, to serve until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as provided above. Notwithstanding any other provisions of this paragraph, in any vote for the election of additional trustees hereunder, the Series A Preferred Shares and Voting Preferred Shares beneficially owned by Security Capital Group Incorporated, a Delaware corporation, Security Capital Realty Incorporated, a Delaware corporation, any of their respective direct or indirect subsidiaries and any of their respective directors, officers or controlling stockholders (together, the "Restricted Parties"), shall be voted in
                                         ------------------
the same respective percentages as the Series A Preferred Shares and Voting Preferred Shares that are not beneficially owned by the Restricted Parties. The provisions in the preceding sentence shall cease and be of no further force and effect from and after such time, but only as long as, the Restricted Parties together no longer beneficially own in excess of 10% of the Trust's outstanding Common Shares.

     So long as any Series A Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Restated Declaration of Trust, as amended, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series A Preferred Shares and the Voting Preferred Shares, at the time outstanding, acting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (a) Any amendment, alteration or repeal of any of the provisions of the Restated Declaration of Trust or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Shares or the Voting Preferred Shares; provided, however, that the amendment of the provisions of the
             --------  -------
     Restated Declaration of Trust so as to authorize or create or to increase the authorized amount of, any Fully Junior Shares, Junior Shares that are not senior in any respect to the Series A Preferred Shares, or any shares of any class ranking on a parity with the Series A Preferred Shares or the Voting Preferred Shares shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Shares, and provided, further, that if any such amendment,
                           --------  -------
     alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series A Preferred Shares or another series of Voting Preferred Shares that are not enjoyed by some or all of the other series otherwise entitled to vote in accordance herewith, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of all series similarly affected, similarly given, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series A Preferred Shares and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

          (b) A share exchange that affects the Series A Preferred Shares, a consolidation with or merger of the Trust into another entity, or a consolidation with or merger of another entity into the Trust, unless in each such case each Series A Preferred Share (i) shall remain outstanding without a material and adverse change to its terms and rights or (ii) shall be converted into or exchanged for convertible preferred stock of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption thereof identical to that of a Series A Preferred Share (except for changes that do not materially and adversely affect the holders of the Series A Preferred Shares); or

          (c) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Series A Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends;

provided, however, that no such vote of the holders of Series A Preferred Shares
--------  -------
shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series A Preferred Shares at the time outstanding.

     For purposes of the foregoing provisions of this Section 9, each Series A Preferred Share shall have one (1) vote per share, except that when any other series of Preferred Shares shall have the right to vote with the Series A Preferred Shares as a single class on any matter, then the Series A Preferred Shares and such other series shall have with respect to such matters one (1) vote per $25.00 of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the Series A Preferred Shares shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any trust action.

     Section 10.  Limitation on Ownership.
                  -----------------------

          (a)     Limitation.  Notwithstanding any other provision of the terms
                  ----------
     of the Series A Preferred Shares, except as provided in the next sentence and in Section 10(b), no Person, or Persons acting as a group, shall at any time directly or indirectly acquire ownership of more than 25% of the outstanding Series A Preferred Shares. Any Series A Preferred Shares owned by a Person or Persons acting as a group in excess of such 25% shall be deemed "Excess Preferred Shares,"
                                                       -----------------------
     except that any such shares in excess of 25% will not be considered Excess Preferred Shares if the 25% limitation is exceeded solely as a result of the Trust's redemption of Series A Preferred Shares, provided that thereafter any additional Series A Preferred Shares acquired by such Person or Persons acting as a group shall be considered Excess Preferred Shares. Within 10 days of becoming aware of the existence of Excess Preferred Shares (whether by notice on Schedule 13D or otherwise), the Trust shall redeem any and all Excess Preferred Shares by giving notice of redemption to the holder or holders thereof, unless, prior to the giving of such notice the holder shall have disposed of its ownership in the Excess Preferred Shares. Such notice shall set forth the number of Series A Preferred Shares constituting Excess Preferred shares, the redemption price and the place or places at which the certificates representing such Excess Preferred Shares are to be surrendered and such notice shall set forth the matters described in the following sentence. From and after the date of giving such notice of redemption, the Series A Preferred Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends (other than dividends declared but unpaid prior to the notice of redemption), voting rights and other benefits with respect to such shares excepting the rights to payment of the redemption price determined and payable as set forth in the next two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption price of each Excess Preferred Share called for redemption shall be the average daily per Series A Preferred Share closing sales price, if the Series A Preferred Shares are listed on a national securities exchange or, if not, are reported on the NASDAQ National Market System, and if the Series A Preferred Shares are not so listed or reported, shall be the mean between the average per Series A Preferred Share closing bid prices and the average per Series A Preferred Share closing asked prices, in each case during the 30 day period ending on the business day prior to the redemption date, or if there have been no sales on a national securities exchange or the NASDAQ National Market System and no published bid quotations and no published asked quotations with respect to Series A Preferred Shares during such 30 day period, the redemption price shall be the price determined by the Trustees in good faith. Unless the Trustees determine that it is in the interest of the Trust to make earlier payment of all of the amount determined as the redemption price per Series A Preferred Share in accordance with the preceding sentence, the redemption price may be payable, at the option of the Trustees, at any time or times up to, but not later than the earlier of (i) five years after the redemption date, or (ii) the liquidation of the Trust, in which latter event the redemption price shall not exceed an amount which is the sum of the per Series A Preferred Share distributions designated as liquidating distributions and return of capital distributions declared with respect to unredeemed Series A Preferred Shares of the Trust of record subsequent to the redemption date; and in any event, no interest shall accrue with respect to the period subsequent to the redemption date to the date of such payment.

     Nothing in this Section 10(a) shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

          (b)  Exemptions.  The limitation on ownership set forth in Section
               ----------
     10(a) shall not apply to the acquisition of Series A Preferred Shares by an underwriter in a public offering of Series A Preferred Shares. The Trustees, in their sole and absolute discretion, may exempt from the ownership limitation set forth in Section 10(a) certain designated Series A Preferred Shares owned by a person (other than any of the Restricted Parties) who has provided the Trustees with evidence and assurances acceptable to the Trustees that the qualification of the Trust as a real estate investment trust would not be jeopardized thereby.

     Section 11.  Record Holders.  The Trust and the Transfer Agent may deem and
                  --------------
treat the record holder of any Series A Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Trust nor the Transfer Agent shall be affected by any notice to the contrary.

     Section 12.  Sinking Fund.  The Series A Preferred Shares shall not be
                  ------------
entitled to the benefits of any retirement or sinking fund.

     THIRD: The Series A Preferred Shares have been classified by the Board of Trustees under the authority contained in Article 2, Section 1, of the Restated Declaration of Trust dated June 19, 1991, as amended.

     FOURTH: Each undersigned Trustee acknowledges these Articles Supplementary to be the act of the Trust and further, as to all matters or facts required to be verified under oath, each such Trustee acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, these Articles Supplementary have been duly executed by the undersigned Trustees this 22nd day of November, 1993.

                                    PROPERTY TRUST OF AMERICA



                                    By:  /s/ C. Ronald Blankenship
                                         -------------------------
                                         C. Ronald Blankenship, Trustee


                                    By:  /s/ Calvin K. Kessler
                                         ---------------------
                                         Calvin K. Kessler, Trustee


                                    By:  /s/ James H. Polk, III
                                         ----------------------
                                         James H. Polk, III, Trustee


                                    By:  /s/ John C. Schweitzer
                                         ----------------------
                                         John C. Schweitzer, Trustee


                                    By:  /s/ Alfredo Martinez-Urdal
                                         --------------------------
                                         Alfredo Martinez-Urdal, Trustee


                                    By:  /s/ John T. Kelley, III
                                         -----------------------
                                         John T. Kelley, III, Trustee


                                    By:  /s/ James A. Cardwell
                                         ---------------------
                                         James A. Cardwell, Trustee

                           PROPERTY TRUST OF AMERICA

                         First Certificate of Amendment
                        of Restated Declaration of Trust


     Calvin K. Kessler, James H. Polk, III, John C. Schweitzer, James A Cardwell, John T. Kelley, III, C. Ronald Blankenship and Alfredo Martinez-Urdal, being all the present Trust of Property Trust of America, a Maryland real estate investment trust (the "Trust"), do hereby certify pursuant to the provisions of
Article 6 of the Trust's Restated Declaration of Trust dated June 18, 1991, (the "Restated Declaration of Trust"), and in accordance with the applicable provisions of the General Corporation Law of Maryland:

     FIRST: That the Board of Trustees unanimously recommended that Article 2,
Section 1 of the Restated Declaration of Trust be amended to increase the authorized number of Shares of Beneficial Interest, $1.00 par value ("Shares"), issuable by the Trust from 25,000,000 to 150,000,000; that only one class of Shares is issued and outstanding; that the following amendment will increase the aggregate par value of all Shares issuable by the Trust from $25,000,000 to $150,000,000; that the following amendment was duly adopted by the affirmative vote of more than two-thirds of the outstanding Shares entitled to vote at the Annual Meeting of Shareholders of the Trust duly called and held on June 2, 1992; that as of the record date for determination of Shareholders entitled to notice of, and to vote at, such meeting, 13,271,375 Shares were outstanding; that 8,847,584 Shares constitute the requisite two-thirds vote necessary to adopt such amendment; and that the number of Shares voted FOR such amendment was 10,220,917 and AGAINST such amendment was 2,017,443.

     Therefore, the first paragraph of Article 2, Section 1 of the Restated Declaration of Trust is amended to read as follows:

               "The units into which the beneficial interests in the Trust shall be divided shall be designated as Shares, with a par value of $1.00 per Share. Ownership of Shares shall be evidenced by certificates in such form as shall be determined by the Trustees from time to time in accordance with the laws of the State of Maryland. The owners of such Shares, who are the beneficiaries of the Trust, shall be designated as Shareholders. The certificates shall be negotiable and title thereto shall be transferred by assignment or delivery in all respects as a stock certificate of a Maryland corporation. The Trust shall have authority to issue an aggregate of 150,000,000 Shares. The consideration paid for the issuance of Shares shall be determined by the

               Trustees and shall consist of money paid or property actually received. The Trustees shall hold the money or property received for the issuance of Shares for the benefit of the owners of such Shares. Shares shall be issued until the full amount of the consideration has been received by the trust. The Trustees may authorize Share dividends or Share splits. All Shares issued hereunder shall be, when issued, fully paid, and no assessment shall ever be made upon the Shareholders."

     SECOND: That the Board of Trustees of the Trust have duly adopted the following amendment to the Restated Declaration of Trust pursuant to Section 8-501 of the General Corporation Law of Maryland and Article 6, Section 2, of the Restated Declaration of Trust.

     Article 7, Section 10 of the restated Declaration of Trust shall be amended by (i) deleting the address set forth for John T. Kelley, III and inserting in its place 1790 Commerce Park Drive, El Paso, Texas 79912 and (ii) by deleting the name and address of Charles F. Jordan, III, 310 North Mesa, Suite 220, El Paso, Texas 79901 and inserting in its place the name and address of Alfredo Martinez-Urdal, 111 South Oregon, Suite 200, El Paso, Texas 79901.

          IN WITNESS WHEREOF, the undersigned, constituting all of the Trustees of the Trust, have executed this First Certificate of Amendment this 2nd day of June, 1992.


                                    /s/ Calvin K. Kessler
                                    ---------------------
                                    Calvin K. Kessler


                                    /s/ James E. Polk, III
                                    ----------------------
                                    James E. Polk, III


                                    /s/ John C. Schweitzer
                                    ----------------------
                                    John C. Schweitzer


                                    /s/ James A. Cardwell
                                    ---------------------
                                    James A. Cardwell


                                    /s/ John T. Kelley, III
                                    -----------------------
                                    John T. Kelley, III


                                    /s/ C. Ronald Blankenship
                                    -------------------------
                                    C. Ronald Blankenship


                                    /s/ Alfredo Martinez-Urdal
                                    --------------------------
                                    Alfredo Martinez-Urdal

STATE OF TEXAS      )
                    )
COUNTY OF EL PASO   )

     On the 2nd day of June 1992, before me, the undersigned, a notary public in and for El Paso County, Texas, personally appeared Calvin K. Kessler, James H. Polk, III, John C. Schweitzer, James A. Cardwell, John T. Kelley, III, C. Ronald Blankenship and Alfredo Martinez-Urdal, all known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                           /s/ Joyce Mowad
                                           ---------------------------
                                              Notary Public In and For
                                              The State of Texas

My commission expires:

9-27-93
----------

                           PROPERTY TRUST OF AMERICA

                         RESTATED DECLARATION OF TRUST

                                 June 18, 1991

                               TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----

RECITALS.............................................................................................  1

DECLARATION..........................................................................................  1

ARTICLE 1.  THE TRUST................................................................................  1
     Section 1.    Name..............................................................................  1
     Section 2.    Resident Agent....................................................................  2
     Section 3.    Nature of Trust...................................................................  2
     Section 4.    Purpose of the Trust..............................................................  2
     Section 5.    Prohibited Activities.............................................................  3
     Section 6.    Conflicts of Interest.............................................................  6

ARTICLE 2.  SHARES...................................................................................  6
     Section 1.    Shares, Certificates of Beneficial Interest.......................................  6
     Section 2.    Sale of Shares....................................................................  8
     Section 3.    Offering of Shares................................................................  8
     Section 4.    Treasury Shares...................................................................  9
     Section 5.    Transferability of Shares.........................................................  9
     Section 6.    Effect of Transfer of Shares or Death, Insolvency or Incapacity of
                   Shareholders......................................................................  9
     Section 7.    Shareholders' Disclosure; Trustees' Right to Refuse to Transfer
                   Shares; Limitation on Holdings; Redemption of Shares..............................  9

ARTICLE 3.  SHAREHOLDERS............................................................................. 12
     Section 1.    Shareholders' Meetings............................................................ 12
     Section 2.    Voting............................................................................ 12
     Section 3.    Distributions..................................................................... 13
     Section 4.    Report to Shareholders............................................................ 13
     Section 5.    Inspection of Trust Books......................................................... 14
     Section 6.    Nonliability and Indemnification of Shareholders.................................. 14
     Section 7.    Notice of Nonliability............................................................ 15

ARTICLE 4.  THE TRUSTEES............................................................................. 15
     Section 1.    Number, Terms of Office, Qualification and Compensation of the Trustees........... 15
     Section 2.    Resignation, Removal and Death.................................................... 15
     Section 3.    Vacancies......................................................................... 16
     Section 4.    Successor Trustees................................................................ 16
     Section 5.    Actions by and Meetings of Trustees............................................... 16

                                                                                                    Page
                                                                                                    ----
     Section 6.    Title and Authority of Trustees................................................... 17
     Section 7.    The Advisor....................................................................... 17
     Section 8.    Powers of Trustees................................................................ 18
     Section 9.    Trustees' Right to Own Shares in Trust............................................ 20
     Section 10.   Transactions between Trustees and their Affiliates and the Trust.................. 20
     Section 11.   Non-liability of Trustees......................................................... 21
     Section 12.   Indemnification of Trustees....................................................... 21
     Section 13.   Persons Dealing with Trustees..................................................... 21
     Section 14.   Administrative Powers of Trustees................................................. 22
     Section 15.   Election of Officers.............................................................. 22
     Section 16.   (Omitted)......................................................................... 22
     Section 17.   Committees of Trustees, Delegation of Powers and Duties to Committees,
                   Trustees, Officers and Employees.................................................. 22

ARTICLE 5.  DURATION AND TERMINATION OF TRUST........................................................ 23
     Section 1.    Termination of Trust.............................................................. 23
     Section 2.    Organization as a Corporation..................................................... 23
     Section 3.    Merger............................................................................ 24
     Section 4.    Duration of Trust................................................................. 24

ARTICLE 6.  AMENDMENTS............................................................................... 24
     Section 1.    Amendment by Shareholders......................................................... 24
     Section 2.    Amendment by Trustees............................................................. 24
     Section 3.    Requirements of Maryland Law...................................................... 24

ARTICLE 7.  MISCELLANEOUS............................................................................ 24
     Section 1.    Construction...................................................................... 24
     Section 2.    Headings for Reference Only....................................................... 24
     Section 3.    Filing and Recording.............................................................. 24
     Section 4.    Applicable Law.................................................................... 24
     Section 5.    Execution and Effect of Restated Declaration of Trust............................. 25
     Section 6.    Certifications.................................................................... 25
     Section 7.    (Omitted)......................................................................... 25
     Section 8.    Severability...................................................................... 25
     Section 9.    (Omitted)......................................................................... 26
     Section 10.   Names and Addresses of Trustees................................................... 26
     Section 11.   Bylaws............................................................................ 26
     Section 12.   Recordation....................................................................... 26

                                                                                                    Page
                                                                                                    ----
ARTICLE 8.  LIMITATION OF LIABILITY FOR TRUSTEES AND OFFICERS;
              INDEMNIFICATION........................................................................ 26
     Section 1....................................................................................... 26
     Section 2....................................................................................... 27
     Section 3....................................................................................... 27
     Section 4....................................................................................... 27
     Section 5....................................................................................... 27
     Section 6....................................................................................... 27

                           PROPERTY TRUST OF AMERICA

                         RESTATED DECLARATION OF TRUST



     The Declaration of Trust of Property Trust of America made in El Paso, Texas, January 18, 1963, as amended and restated June 10, 1974, and as subsequently amended June 2, 1981, June 29, 1982, September 6, 1983, July 2, 1984, June 12, 1987, May 6, 1988 and May 5, 1989, is hereby amended and restated in its entirety as of June 18, 1991, as follows:

                                   RECITALS

     1. This real estate investment trust was created under the name of El Paso Real Estate Investment Trust by an original Declaration of Trust dated January 18, 1963, as amended and restated from time to time thereafter. The name of the Trust was changed to Property Trust of America on April 1, 1970.

     2. The Trustees desire that this Trust qualify as a "real estate investment trust" under the provisions of the Internal Revenue Code of 1954 so long as such qualification, in the opinion of the Trustees, is advantageous to the shareholders.

     3. This Trust is a real estate investment trust under the laws of the State of Maryland.

                                  DECLARATION

     NOW, THEREFORE, the Trustees hereby declare that they assume the duties of Trustees hereunder and hold all assets of the Trust presently existing and hereafter to be received, and all rents, income, profits and gains therefrom, from whatever source derived, in trust, for the Shareholders in accordance with the terms and conditions hereinafter provided.

                             ARTICLE 1. THE TRUST

     SECTION 1. NAME. The Trust created by this Declaration of Trust is herein referred to as the "Trust" and shall be known by the name "PROPERTY TRUST OF AMERICA." So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under that name, which name shall not refer to the Trustees individually or personally or to the beneficiaries or Shareholders of the Trust, or to any officers, employees or agents of the Trust. An assumed name certificate setting forth such name has been filed in the manner prescribed by law.

     Under circumstances in which the Trustees determine that the use of the name "Property Trust of America" is not practicable, legal or convenient, they may as appropriate use their names with suitable reference to their trustee status, or some other suitable designation, or they may adopt another name under which the Trust may hold property or operate in any jurisdiction which name shall not, to the knowledge of the Trustees, refer to beneficiaries or Shareholders of the Trust. Legal title to all the properties subject from time to time to this Declaration of Trust shall be transferred to, vested, and held by the Trustees as joint tenants with right of survivorship as Trustees of this Trust, except that the Trustees shall have the power to cause legal title to any property of this Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

     The Trust shall have the authority to operate under an assumed name or names in such state or states or any political subdivision thereof where it would be legal, practical or convenient to operate in the name of the Trust.
The Trust shall have the authority to file such assumed name certificates or other instruments in such places as may be required by applicable law to operate under such assumed name or names.

     SECTION 2. RESIDENT AGENT. The name and address of the Resident Agent of the Trust in the State of Maryland is The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201. The Trust may have such other offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

     SECTION 3. NATURE OF TRUST. The Trust is a real estate investment trust under the laws of the State of Maryland. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint stock association or corporation. The Shareholders shall be beneficiaries in that capacity in accordance with the rights conferred upon them hereunder.

     SECTION 4.  PURPOSE OF THE TRUST.

     (a) The Trust is formed pursuant to the provisions of, and shall have all the powers provided in, Title 8, General Corporation Law of Maryland, as same may be amended from time to time. Its purpose is to invest in notes, bonds and other obligations secured by mortgages on real property and to purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property, and in general, to carry on any other acts in connection with the foregoing and to have and exercise all powers conferred by the laws of the State of Maryland upon real estate investment trusts formed under the laws of the State of Maryland, and to do any or all of the things herein set forth to the same extent as natural persons might or could do. In addition, it is intended that the business of the Trust will be conducted so that the Trust will qualify (so long as such qualification, in the opinion of the Trustees, is advantageous to the Shareholders) as a "real estate investment trust" as defined in Part II, Subchapter M of Chapter 1 of the Internal Revenue Code of 1954, as now enacted and as it may be hereafter amended.

     (b) The Trust shall not be primarily engaged in investing, reinvesting, or trading in securities. In addition, the Trust will not engage in margin transactions or short sales; invest in puts, calls, straddles, spreads or any combination thereof; invest or trade in commodities or commodity contracts. The Trust shall invest primarily in nonspeculative, high quality, easily tradeable securities consistent with prudent investment standards and only upon the advice and recommendation of its investment advisor.

     SECTION 5. PROHIBITED ACTIVITIES. The Trust shall also conform to the following restrictions and prohibitions in its operations:

          (a) The Trust shall not invest more than ten (10%) percent of its total assets in unimproved real property, excluding property which is being developed or will be developed within a reasonable period.

          (b) The Trust shall not invest in junior mortgage loans unless, by appraisal or other method that the Independent Trustees determine, (a) the capital invested in such mortgage loan is adequately secured on the basis of the equity of the borrower in the property underlining such investment and the ability of the borrower to repay the mortgage loan, or (b) such mortgage loan of the Trust is a financing device entered into by the Trust to establish the priority of its capital investment over the capital invested by others investing with the Trust in a real estate project. The Independent Trustees shall determine that any such junior mortgage loan is not and may not be made subordinate to a mortgage held by the Advisor, an affiliate of the Advisor, or a Trustee of the Trust. "Independent Trustee" means a trustee who (i) is not affiliated, directly or indirectly, with an Advisor of the Trust, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer, or director of, such Advisor or a business entity which is an affiliate of such Advisor, (ii) is not serving as a Trustee or director for more than three real estate investment trusts organized by a sponsor of the Trust, and (iii) performs no other services for the Trust, except as Trustee. An indirect relationship shall include circumstances in which a member of the immediate family of a Trustee has one of the foregoing relationships with the Trust or with an Advisor of the Trust.

          (c) The aggregate borrowing of the Trust, secured or unsecured, shall not be unreasonable in relation to the net assets of the Trust and shall be reviewed by the Trustees at least quarterly. The maximum amount of such borrowing in relation to the net assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300%.

     Any excess in borrowing over such 300% level shall be approved by a majority of the Independent Trustees and disclosed to Shareholders in the next quarterly report of the Trust, along with justification for such excess. The term "net assets" means the total assets (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly on a basis consistently applied.

          (d) The Trust shall issue no warrants or options to purchase its securities to the advisor of the Trust or any person affiliated with the advisor, or to any other persons at exercise prices less than the fair market value of such securities on the date of the grant.

          (e) The Trust shall not compensate any Independent Contractor employed by the Trust at a rate higher than the going rate, if any, for like services in the community or locale in which such services are performed, nor shall any such Independent Contractor in any event be compensated at a rate higher than a reasonable rate for services performed for the Trust.

          (f) The Trust shall not issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt.

          (g) The Trust may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. In cases in which a majority of the Independent Trustees so determine, and in all cases in which the transaction is with the Advisor, Trustee, sponsor or affiliates thereof, such an appraisal must be obtained from an independent, qualified appraiser concerning the underlying property. This appraisal shall be maintained in the Trust's records for at least five years, and shall be available for inspection and duplication by any shareholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained. Further, the Advisor and Trustees shall observe the following policies in connection with investing in or making mortgage loans:

               (1) the Trust shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria; and

               (2) the Trust shall not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Trustees, sponsors or affiliates of the Trust.

          (h) Total Operating Expenses of the Trust shall not exceed in any fiscal year of the greater of:

               (1) two percent (2%) of the average of the aggregate book value of the assets of the Trust invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period; or

               (2) twenty-five percent (25%) of the Net Income of the Trust for such year. "Net Income" shall mean total revenues applicable to such year, less the expenses applicable to such year other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. For the purposes of this section, Net Income shall exclude the gain from the sale of the Trust's assets.

          "Total Operating Expenses" shall mean all operating, general, and administrative expenses of the Trust as determined under generally accepted accounting principles, except the expenses of raising capital, interest payments, taxes, non-cash expenditures, incentive fees paid to the Advisor and costs related directly to asset acquisition, operation and disposition.

          The Independent Trustees shall have the fiduciary responsibility of limiting such expenses to amounts that do not exceed such limitations unless such Independent Trustees shall have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such findings and the reasons in support thereof shall be reflected in the minutes of the meeting of the Trustees.

          Within sixty (60) days after the day of any fiscal quarter of the Trust for which Total Operating Expenses (for the twelve (12) months then ended) exceeded 2% of average invested assets (as calculated in Article 1,
     Section 5(h)(1) above) or twenty-five percent of Net Income, whichever is greater, there shall be sent to the shareholders of the Trust a written disclosure of such fact, together with an explanation of the facts the Independent Trustees considered in arriving at the conclusion that such higher operating expenses were justified. In the event that the Independent Trustees do not determine such excess expenses are justified, the Advisor shall reimburse the Trust for the amount by which the aggregate annual expenses paid or incurred by the Trust exceeded the limitations herein provided.

          (i) The Trust shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title.

     SECTION 6. CONFLICTS OF INTEREST. The Trust shall not purchase property from a sponsor, Advisor, Trustee, or affiliates thereof, unless a majority of the Trustees, including a majority of the Independent Trustees not otherwise interested in such transaction, approve the transaction as being fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the asset to such sponsor, Advisor, Trustee or affiliates thereof, or, if the price to the Trust is in excess of such cost, that substantial justification for such excess exists and such excess is not unreasonable. In no event shall the cost of such asset to the Trust exceed its current appraised value.

          (a) The Trust shall not sell property to a sponsor, Advisor, Trustee or affiliates thereof.

          (b) The Trust may not make loans to or borrow money from the sponsor, Advisor, Trustee or affiliates thereof, unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Trust than loans between unaffiliated lenders and borrowers under the same circumstances.

          (c) The Trust shall not invest in joint ventures with the sponsor, Advisor, Trustee or affiliates thereof, unless a majority of Trustees (including a majority of the Independent Trustees) not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Trust and shall be on substantially the same terms and conditions as though received by the other joint venturers.

          (d) All other transactions between the Trust and the sponsor, Advisor, Trustee or affiliates thereof, shall require approval by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transactions as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.

                               ARTICLE 2. SHARES

     SECTION 1. SHARES, CERTIFICATES OF BENEFICIAL INTEREST. The units into which the beneficial interests in the Trust shall be divided shall be designated as Shares, with a par value of $1.00 per Share. Ownership of Shares shall be evidenced by certificates in such form as shall be determined by the Trustees from time to time in accordance with the laws of the State of Maryland. The owners of such Shares, who are the beneficiaries of the Trust, shall be designated as Shareholders. The certificates shall be negotiable and title thereto shall be transferred by assignment or delivery in all respects as a stock certificate of a Maryland corporation. The Trust shall have authority to issue an aggregate of 25,000,000 Shares. The consideration paid for the issuance of Shares shall be determined by the Trustees and shall consist of money paid or property actually received. The Trustees shall hold the money or property received for the issuance of Shares for the benefit of the owners of such Shares. Shares shall not be issued until the full amount of the consideration has been received by the Trust. The Trustees may authorize Share dividends or Share splits. All Shares issued hereunder shall be, when issued, fully paid, and no assessment shall ever be made upon the Shareholders.

     The Shareholders shall have no legal title or interest in the property of the Trust and no right to a partition thereof or to an accounting during the continuance of the Trust but only to the rights expressly provided in the Declaration of Trust.

     The Board of Trustees may classify or reclassify any unissued Shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the Shares by filing articles supplementary pursuant to the applicable laws of the State of Maryland. The Board of Trustees is authorized to issue from the authorized but unissued Shares of the Trust Preferred Shares in series and to establish from time to time the number of Preferred Shares to be included in each such series and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series. Except for Shares so classified or reclassified and any Preferred Shares issued hereunder, all other Shares shall be designated as Common Shares, each of which Common Shares shall be equal in all respects to every other Common Share.

     The authority of the Board with respect to each unissued series shall include, but not be limited to, determination of the following:

          (a) The number of Shares constituting that series and the distinctive designation of that series;

          (b) The dividend rate on the Shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on Shares of that series;

          (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, if any, and, if so, the terms of such voting rights;

          (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Trustees shall determine;

          (e) Whether or not the Shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption which amount may vary under different conditions and at different redemption rates; provided however, that any proposed issuance of Shares which are redeemable at the option of the holder shall be approved by Shareholders holding a majority of the Trust's outstanding Shares of all classes;

          (f) Whether that series shall have a sinking fund for the redemption or purchase of Shares of that series, and, if so, the terms and amount of such sinking fund;

          (g) The rights of the Shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Trust, and the relative rights of priority, if any, of payment of Shares of that series;

          (h) Any other relative rights, preferences and limitations of that series.

     SECTION 2. SALE OF SHARES. The Trustees, in their discretion, may from time to time issue or sell or contract to issue or sell, Shares, including Shares held in the treasury, to such party or parties and for money or property actually received, as allowed by the laws of the State of Maryland, at such time or times, and on such terms as the Trustees may deem appropriate. In connection with any issuance of Shares, the Trustees, in their discretion, may provide for the issuance of fractional Shares or may provide for the issuance of scrip for fractions of Shares and determine the terms of such scrip including, without limiting the generality of the foregoing, the time within which any such scrip must be surrendered in exchange for Shares and the right, if any, of holders of scrip upon the expiration of the time so fixed, the right, if any, to receive proportional distributions, and the right, if any, to redeem scrip for cash, or the Trustees may, in their discretion, or if they see fit at the option of each holder, provide in lieu of scrip for the adjustment of fractions in cash. The Shareholders shall have no preemptive rights of any kind whatsoever (preemptive rights hereby defined as including, but not limited to, the right to purchase or subscribe for or otherwise acquire any Shares of the Trust of any class, whether now or hereafter authorized, or any securities or obligations convertible into or exchangeable for, or any right, warrant or option to purchase such Shares whether or not such Shares are issued and/or disposed of for cash, property, or other consideration of any kind). Options or warrants issued by the Trust to purchase Shares shall not be exercisable later than five (5) years from the date of issuance thereof."

     SECTION 3. OFFERING OF SHARES. The Trustees are authorized to cause to be made from time to time offerings of the Shares of the Trust to the public at public offering prices deemed appropriate. For this purpose, the Trustees are authorized to enter into a contract with an underwriter or distributing company (hereinafter referred to as the Distributor), which shall be granted such commissions for its services as may be agreed upon by the parties. Any such contract shall be for an initial term of not more than two years, and thereafter terminable at will by the Trustees upon 60 days written notice to the Distributor. Such contract shall not be assignable by the Distributor, without the written consent of the Trust.

     SECTION 4. TREASURY SHARES. The Trust may repurchase or otherwise acquire its own shares at the prevailing market price and for this purpose the Trust may create and maintain such reserves as are deemed necessary and proper.

     Shares issued hereunder and purchased or otherwise acquired for the account of the Trust shall not, so long as they belong to the Trust, either receive distributions (except that they shall be entitled to receive distributions payable in Shares of the Trust) or be voted at any meeting of the Shareholders. Such Shares may, in the discretion of the Trustees, be held in the treasury and be disposed of by the Trustees at such time or times, to such party or parties, and for such consideration, as the Trustees may deem appropriate.

     SECTION 5. TRANSFERABILITY OF SHARES. Shares in the Trust shall be transferable in accordance with the procedure prescribed from time to time in the Trust Bylaws. The persons in whose name the Shares are registered on the books of the Trust shall be deemed the absolute owners thereof and, until a transfer is effected on the books of the Trust, the Trustees shall not be affected by any notice, actual or constructive, of any transfer.

     Any issuance, redemption or transfer of Trust Shares which would operate to disqualify the Trust as a real estate investment trust for purposes of Federal income tax, is null and void, and such transaction will be canceled when so determined in good faith by the Trustees.

     SECTION 6. EFFECT OF TRANSFER OF SHARES OR DEATH, INSOLVENCY OR INCAPACITY OF SHAREHOLDERS. Neither the transfer of Shares nor the death, insolvency or incapacity of any Shareholder shall operate to dissolve or terminate the Trust, nor shall it entitle any transferee, legal representative or other person to a partition of the property of the Trust or to an accounting.

     SECTION 7. SHAREHOLDERS' DISCLOSURE; TRUSTEES' RIGHT TO REFUSE TO TRANSFER SHARES; LIMITATION ON HOLDINGS; REDEMPTION OF SHARES.

     (A) SHAREHOLDERS' DISCLOSURE. The shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary to comply with the real estate investment trust provisions of the Internal Revenue Code (the "REIT Tax Provisions") or to comply with the requirements of any taxing authority or governmental agency. The REIT Tax Provisions shall mean Parts II and III of Subchapter M of Chapter I of Subtitle A of the Internal Revenue Code of 1954, as now enacted or hereafter amended, and other provisions of the Code referred to or incorporated in, or referring to or incorporating any other provisions of said Parts II or III, or similar provisions of successor statutes, and applicable regulations under and rulings with respect to the aforesaid provisions of said Code.

     (B) RIGHT TO REFUSE TO TRANSFER SHARES. Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Trust as a real estate investment trust, the Trustees may require a statement or affidavit from each proposed transferee of Shares setting forth the number of Shares already owned by him and any related person specified in the form prescribed by the Trustees for that purpose. If, in the opinion of the Trustees, the proposed transfer may jeopardize the qualification of the Trust as a real estate investment trust, the Trustees shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares shall be subject to this provision.

     (C) LIMITATION ON HOLDINGS. Notwithstanding any other provisions of this Restated Declaration of Trust to the contrary and subject to the provisions of
Section 7(e), no person, or persons acting as a group, shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.8% of the outstanding Shares of the Trust (the "Limit"). Shares owned by a person or group of persons in excess of the Limit at any time shall be deemed "Excess Shares." For the purpose of this Section 7, the term "ownership" shall be defined in accordance with or by reference to the qualification requirements of the REIT Tax Provisions and shall also mean ownership as defined under Rule 13(d) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), and the term "group" shall have the same meaning as that term has for purposes of such Rule 13(d). All Shares which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit. The term "securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness or ownership or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing. The term "person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common law trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

     (D) REDEMPTION OF EXCESS SHARES. The Trustees, upon 30 days prior written notice to the holder thereof of its intention to do so, may at any time or times thereafter redeem any or all Shares that are Excess Shares (including Shares that remain or become Excess Shares because of the decrease in outstanding Shares resulting from such redemption) by giving written notice of redemption to the holder thereof, unless, prior to the giving of such written notice of redemption, the holder thereof shall have disposed of its ownership in the Shares that are Excess Shares; and from and after the date of giving of such notice of redemption ("redemption date"), the Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Trust of the redemption price determined and payable as set forth in the following two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption price of each Excess Share called for redemption shall be the average daily per Share closing sales price, if the Shares of the Trust are listed on a national securities exchange or, if not, are reported on the NASDAQ National Market System, and if the Shares are not so listed or reported, shall be the mean between the average per Share closing bid prices and the average per Share closing asked prices, in each case during the 30 day period ending on the business day prior to the redemption date, or if there have been no sales on a national securities exchange or the NASDAQ National Market System and no published bid quotations and no published asked quotations with respect to Shares of the Trust during such 30 day period, the redemption price shall be the price determined by the Trustees in good faith. Unless the Trustees determine that it is in the interest of the Trust to make earlier payment of all of the amount determined as the redemption price per Share in accordance with the preceding sentence, the redemption price may be payable, at the option of the Trustees, at any time or times up to, but not later than, the earlier of (i) five years after the redemption date, or (ii) the liquidation of the Trust, in which latter event the redemption price shall not exceed an amount which is the sum of the per Share distributions designated as liquidating distributions and return of capital distributions declared with respect to unredeemed Shares of the Trust of record subsequent to the redemption date; and in any event, no interest shall accrue with respect to the period subsequent to the redemption date to the date of such payment.

     (E) EXEMPTIONS. The Limit set forth in Section 7(c) shall not apply to the acquisition of Shares or rights, options or warrants for or securities convertible into Shares by an underwriter in a public offering or in any transaction involving the issuance by the Trust of Shares or rights, options or warrants for or securities convertible into Shares, in which a majority of the Trustees determine that the underwriter or other person or party initially acquiring same will make a timely distribution thereof to or among other holders such that, following such distribution, none of such Shares will be Excess Shares. The Trustees in their discretion may exempt from the Limit ownership of certain designated Shares while owned by a person who has provided the Trustees with evidence and assurances acceptable to the Trustees that the qualification of the Trust as a real estate investment trust would not be jeopardized thereby.

     (F) DISQUALIFYING ACQUISITION. Notwithstanding any other provision of this Restated Declaration of Trust to the contrary, any purported acquisition of Shares of the Trust which would result in the disqualification of the Trust as a real estate investment trust shall be null and void, unless the Trustees, prior to such acquisition, shall have determined that the disqualification of the Trust is advantageous to shareholders.

     (G) OTHER ACTION. Nothing contained in this Section 7 or in any other provision of this Restated Declaration of Trust shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the shareholders by preservation of the Trust's qualification as a real estate investment trust under the REIT Tax Provisions (so long as such qualification, in the opinion of the Trustees, is advantageous to the shareholders). The Trustees may in their discretion place a statement in such form as they may deem appropriate on the face or back of certificates for Trust Shares referring to the provisions of this Section 7.

     (H) SEVERABILITY. If any provision of this Section 7 or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Section 7 may be inconsistent with any other provision of this Restated Declaration of Trust, this Section 7 shall be controlling.

     (I) ENFORCEMENT. The Board of Trustees is specifically authorized to seek equitable relief, including an injunction, to enforce the provisions of this
Section 7.

     (J) NON-WAIVER. No delay or failure on the part of the Trust or the Board of Trustees in exercising any rights hereunder shall operate as a waiver of any rights of the Trust, except to the extent especially waived in writing by the Trust.

                            ARTICLE 3. SHAREHOLDERS

     SECTION 1. SHAREHOLDERS' MEETINGS. There shall be an annual meeting of the Shareholders at such time and place, either within or without the State of Maryland, as the Trustees shall prescribe, at which all Trustees shall be elected or re-elected and any other proper business may be conducted. The annual meeting of Shareholders shall be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report, but in any event such meeting must be held within six months after the end of each full fiscal year. Special meetings of Shareholders may be called by a majority of the Trustees, a majority of the Independent Trustees, or by any officer of the Trust, and shall be called upon the written request of Shareholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares of the Trust entitled to vote in the manner provided in the Bylaws. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders for the election of successor Trustees. Written or printed notice stating the place, date and hour of the Shareholders' meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the day of the meeting either personally or by mail, by or at the direction of the Trustees or any officer or person calling the meeting, to each Shareholder of record entitled to vote in such meeting. No other business than that which is stated in the call for a special meeting shall be considered at such meeting.

     A majority of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at any such meeting. Whenever any action is to be taken by the Shareholders, it shall, except as otherwise authorized by law or this Declaration of Trust or the Bylaws, be authorized by a majority of the votes cast at a meeting of Shareholders by holders of Shares entitled to vote thereon.

     SECTION 2. VOTING. At each meeting of the Shareholders, each Shareholder entitled to vote shall have the right to vote, in person or by proxy, the number of shares of the Trust owned by him upon each matter upon which the vote of the Shareholders is taken. In any election in which more than one vacancy is to be filled, each Shareholder may vote the number of shares of the Trust owned by him for each vacancy to be filled. There shall be no right of cumulative voting.

     Each outstanding Share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, except (a) to the extent that the Declaration of Trust or articles supplementary (to the extent permitted by Maryland law) limit or deny voting rights to the holders of the Shares of any class or series, or (b) as otherwise provided by Maryland law.

     SECTION 3 DISTRIBUTIONS. The Trustees shall (and may more frequently) declare and pay within thirty (30) days after the end of each fiscal year period in each calendar year after the calendar year in which the Trust is created, to the Shareholders as near to all of the net income of the Trust, including capital gains, as the Trustees shall deem prudent but in any event, shall, from time to time, declare and pay to the Shareholders such distributions as may be necessary to continue to qualify the Trust as a Real Estate Investment Trust, as defined in Part II, Subchapter M of Chapter 1 of the Internal Revenue Code of 1954, as now enacted, and as subsequently amended, (so long as such qualification, in the opinion of the Trustees, is in the best interest of the Shareholders) as well as such additional distributions as the Trustees may in their discretion declare. Each distribution when made shall be accompanied by a written statement indicating, to the fullest extent practicable, the sources of the distribution. The Trustees may declare and pay dividends or other distributions to those who are Shareholders as of a specified record date or, alternatively, to those who are or were Shareholders at any time during any quarter or year or other applicable period on the basis that each Shareholder shall receive, with respect to each Share, that proportion of such dividend or distribution per Share that the number of days each Share is owned of record by such Shareholder during such quarter, year, or other applicable period, bears to the total number of days in such quarter, year, or other applicable period.

     SECTION 4. REPORT TO SHAREHOLDERS. The Trust shall prepare, file and deliver to its Shareholders an annual report concerning its operations for the preceding fiscal year containing financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants. The Trust shall include in its annual report to Shareholders (i) the ratio of the costs of raising capital during the period to the capital raised, and (ii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and all affiliates of the Advisor by the Trust and including fees or charges paid to the Advisor and all affiliates of the Advisor by third parties doing business with the Trust.

     The Trust shall also include in its annual report, separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Trust, and the Trustees, Advisors, sponsors and/or affiliates thereof occurring in the year for which the annual report is made. Independent Trustees are specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

     Annual reports shall be mailed or delivered to each Shareholder as of a record date after the end of such fiscal year and each holder of other publicly held securities of the Trust within 90 days after the end of the fiscal year to which it relates.

     SECTION 5. INSPECTION OF TRUST BOOKS. The books and records of the Trust shall be open to inspection upon the written demand of a Shareholder at any reasonable time for a purpose reasonably related to his interests as a Shareholder and shall be exhibited at any time when required by the demand at any Shareholders' meeting of 10 percent of the Shares represented at the meeting.

     Such inspection by a Shareholder may be made in person or by agent or attorney and the right of inspection includes the right to make extracts.

     Demand of inspection other than at a Shareholders' meeting shall be made in writing upon the President, or the Secretary, of the Trust.

     The duly authorized officials of any state shall have the same right of inspection as a Shareholder.

     SECTION 6. NONLIABILITY AND INDEMNIFICATION OF SHAREHOLDERS. Shareholders shall not be personally or individually liable in any manner whatsoever for any debt, act, omission or obligation incurred by the Trust or the Trustees and shall be under no obligation to the Trust or its creditors with respect to such Shares other than the obligation to pay to the Trust the full amount of the consideration for which the Shares were issued or to be issued. The Shareholders shall not be liable to assessment and the Trustees shall have no power to bind the Shareholders personally. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, whether they proceed to judgment or are settled or otherwise brought to a conclusion, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Provided, however, that no such Shareholder shall be indemnified or reimbursed if such claim, obligation or liability is finally adjudged by a competent court of law to have arisen out of the Shareholder's bad faith, willful misconduct or gross negligence, and provided further, that such Shareholder must give prompt notice as to any such claims or liabilities or suits and must take such action as will permit the Trust to conduct the defense thereof. The rights accruing to a Shareholder under this Section 6 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein; provided, however, that the Trust shall have no liability to reimburse Shareholders for taxes assessed against them by reason of their ownership of Shares, nor for any losses suffered by reason of changes in the market value of securities of the Trust. No amendment to the Declaration of Trust increasing or enlarging the liability of the Shareholders shall be made without the unanimous written consent of all of the Shareholders.

     SECTION 7. NOTICE OF NONLIABILITY. The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust shall be informed that the private property of the Shareholders and the Trustees shall not be subject to claims against and obligations of the Trust to any extent whatever. The Trustee shall cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that the Shareholders and the Trustees shall not be personally liable thereunder, and that all parties concerned shall look solely to the Trust Property for the satisfaction of any claim thereunder, and appropriate reference shall be made to this Declaration of Trust. The omission of such a provision from any such agreement, undertaking or obligation, or the failure to use any other means of giving such notice, shall not, however, render the Shareholders or the Trustees personally liable.

                            ARTICLE 4. THE TRUSTEES

     SECTION 1. NUMBER, TERMS OF OFFICE, QUALIFICATION AND COMPENSATION OF THE TRUSTEES. There shall be not less than three nor more than fifteen Trustees (referred to as the "Trustees" or the "Board of Trustees"). The number of Trustees shall be determined from time to time by resolution of the Trustees. The term of office of each Trustee shall be one year and until the election and qualification of his successor. Trustees may succeed themselves in office. Trustees shall be individuals who are at least 21 years old and not under legal disability. No person shall qualify as a Trustee until he shall have agreed in writing to be bound by this Declaration. No Trustee shall be required to give bond, surety or securities to secure the performance of his duties or obligations hereunder. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Article 4, Section 3, the Trustees or Trustee continuing in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. The Trustees shall receive such fees for their services and expenses as they shall deem reasonable and proper, subject, however, to the fees and expenses limitations of Article 1,
Section 5(h). A majority of the Trustees shall not be affiliated with the Advisor of the Trust or with any organization affiliated with the Advisor of the Trust.

     EXPERIENCE OF TRUSTEES. A Trustee shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Trust. At least one of the Independent Trustees shall have three years of relevant real estate experience.

     SECTION 2. RESIGNATION, REMOVAL AND DEATH. A Trustee may resign at any time by giving written notice thereof in recordable form to the other Trustees at the principal office of the Trust. The acceptance of a resignation shall not be necessary to make it effective. A Trustee may be removed with or without cause by the vote of the holders of two-thirds of the outstanding Shares or by vote of two-thirds of the Trustees then in office (which action shall be taken only by vote at a meeting and not by authorization without a meeting, anything in Article 4, Section 5, to the contrary notwithstanding). Upon the resignation or removal of any Trustee, he shall execute and deliver such documents and render such accounting as the remaining Trustees shall require and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his status as a Trustee shall immediately terminate at such incapacity or death, and his legal representatives shall perform the acts set forth in the preceding sentence.

     SECTION 3. VACANCIES. The resignation, removal, incompetency or death of any or all of the Trustees shall not terminate the Trust or affect its continuity. During a vacancy, the remaining Trustee or Trustees may exercise the powers of the Trustees hereunder. Whenever there shall be a vacancy or vacancies among the Trustees (including vacancies resulting from an increase in the number of Trustees) such vacancy or vacancies shall be filled either at a special meeting of Shareholders called for that purpose or at the next annual meeting of Shareholders. Trustees elected at special meetings of Shareholders to fill vacancies shall hold office until the next annual meeting of Shareholders. Independent Trustees shall nominate replacements for vacancies amongst the Independent Trustees' positions.

     SECTION 4. SUCCESSOR TRUSTEES. The right, title and interest of the Trustees in and to the Trust property shall vest automatically in all persons who may hereafter become Trustees upon their due election and qualification without any further act, and thereupon they shall have the same rights, privileges, powers, duties and immunities as though originally named as Trustees in this Declaration of Trust. Appropriate written evidence of the election and qualification of Successor Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable. Upon the resignation, removal or death of a Trustee, he (and in the event of his death, his estate) shall automatically cease to have any right, title or interest in or to any of the Trust property, and the right, title and interest in such Trustee in and to the Trust property shall vest automatically in the remaining Trustees without any further act.

     SECTION 5. ACTIONS BY AND MEETINGS OF TRUSTEES. The Trustees may act with or without a meeting. Except as otherwise provided herein, any action of a majority of Trustees present at a duly convened meeting of the Trustees shall be conclusive and binding as an action of the Trustees. A quorum for meetings of the Trustees shall be a majority of all of the Trustees in office. Action may be taken without a meeting only by unanimous consent of all of the Trustees in office and shall be evidenced by a written certificate or instrument signed by all of the Trustees in office. Any action taken by Trustees in accordance with the provisions of this Section 5 shall be conclusive and binding upon the Trust, upon the Trustees, and upon the Shareholders, as an action of all the Trustees, collectively, and of the Trust. Any deed, mortgage, evidence of indebtedness or other instrument, agreement or document of any character, whether similar or dissimilar, executed by one or more of the Trustees, when authorized at a meeting or by written authorization without a meeting in accordance with the provisions of this Section 5, shall be valid and binding upon the Trustees, the Trust and the Shareholders.

     SECTION 6. TITLE AND AUTHORITY OF TRUSTEES. The Trustees shall hold the legal title to all property belonging to the Trust. They shall have absolute and exclusive control, management and disposition thereof, and absolute and exclusive control over the management and conduct of the business affairs of the Trust, free from any power or control on the part of the Shareholders, in the same manner as if they were the absolute owners thereof, subject only to the express limitations in the Declaration.

     SECTION 7. THE ADVISOR. "Advisor" means the person or entity responsible for directing or performing the day-to-day business affairs of the Trust, including a person or entity to which an Advisor subcontracts substantially all such functions. In their exercise of the absolute control and management of all of the assets of the Trust, the Trustees may contract with an Advisor to advise them in respect of investing and reinvesting the funds of the Trust in real property assets, interests in real property, mortgages secured by real property, leasehold interests in real property, interests in mortgages, or other assets.

     ADVISORY CONTRACT. It shall be the duty of the Trustees to evaluate the performance of the Advisor before entering into or renewing any advisory contract. The criteria used in such evaluation shall be reflected in the minutes of such meeting. Each contract for the services of an Advisor entered into by the Trustees shall have a term of no more than one year. Each advisory contract shall be terminable by a majority of the Independent Trustees or the Advisor on sixty days written notice without cause. The Trustees shall determine that any Advisor possesses sufficient qualifications to perform the advisory function for the Trust and to justify the compensation provided for it in its contract with the Trust.

     ADVISORY COMPENSATION. The Independent Trustees shall determine from time-to-time and at least annually that the compensation which the Trust contracts to pay to the Advisor is reasonable in relation to the nature and quality of the services performed and that such compensation is within the limits prescribed by
Article 1, Section 5(h) of this Declaration of Trust. The Independent Trustees shall also supervise the performance of the Advisor and the compensation paid to it by the Trust to determine that the provisions of such contract are being carried out. Each such determination shall be based on the factors set forth below and all other factors such Independent Trustees may deem relevant, and the findings of such Trustees on each of such factors shall be recorded in the minutes of the Trustees:

          (a) the size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust;

          (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;

          (c) the rates charged to other real estate investment trusts and to investors other than real estate investment trusts by advisors performing similar services;

          (d) additional revenues realized by the Advisor and its affiliates through the relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business;

          (e) the quality and extent of service and advice furnished by the Advisor;

          (f) the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

          (g) the quality of the portfolio of the Trust in relationship to the investments generated by the Advisor for its own account.

     SECTION 8. POWERS OF TRUSTEES. The Trustees shall have all the powers necessary, convenient or appropriate to effectuate the purposes of the Trust and may take any action which they deem necessary or desirable and proper to carry out such purposes. Any determination of the purposes of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of the grant of powers to the Trustees.

     Subject to the limitations contained in Article 1 hereof, the Trustees' powers shall include the following:

          (1) To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, and to mortgage, sell, acquire on lease, hold, manage, improve, lease to others, option, exchange, release and partition real estate interests of every nature, including freehold, leasehold, mortgage, ground rent and other interests therein, and to erect, construct, alter, repair, demolish or otherwise change buildings and structures of every nature.

          (2) To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, option, sell and exchange stocks, bonds, notes, certificates of indebtedness and securities of every nature.

          (3) To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, mortgage, sell, acquire on lease, hold, manage, improve, lease to others, option and exchange personal property of every nature.

          (4) To hold legal title to property of the Trust in the name of the Trust, or in the name of one or more of the Trustees for the Trust, or of any other person for the Trust, without disclosure of the interest of the Trust therein.

          (5) To borrow money for the purposes of the Trust and to give notes or other negotiable or nonnegotiable instruments of the Trust therefor; to enter into other obligations or guarantee the obligations of others on behalf of and for the purposes of the Trust; and to mortgage or pledge or cause to be mortgaged or pledged real and personal property of the Trust to secure such notes, debentures, bonds, instruments or other obligations.

          (6) To lend money on behalf of the Trust and to invest the funds of the Trust.

          (7)  To create reserve funds for such purposes as they deem advisable.

          (8) To deposit funds of the Trust in banks and other depositories without regard to whether such accounts will draw interest.

          (9) To pay taxes and assessments imposed upon or chargeable against the Trust or the Trustees by virtue of or arising out of the existence, property, business or activities of the Trust.

          (10) To purchase, issue, sell or exchange Shares of the Trust as provided in Article 2 hereof.

          (11) To exercise with respect to property of the Trust, all options, privileges and rights, whether to vote, assent, subscribe or convert, or of any other nature; to grant proxies; and to participate in and accept securities issued under any voting trust agreement.

          (12) To participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease, or similar proceedings of any corporation, partnership or other organization in which the Trust shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection therewith.

          (13) To engage or employ agents, representatives and employees of any nature, or independent contractors, including, without limiting the generality of the foregoing, Transfer Agents for the transfer of Shares in the Trust, Registrars, underwriters for the sale of Shares in the Trust, independent certified public accountants, attorneys at law, appraisers, and real estate agents and brokers; and to delegate to one or more Trustees, agents, representatives, employees, independent contractor or other persons such powers and duties as the Trustees deem appropriate.

          (14) To determine conclusively the allocation between capital and income of the receipts, holdings, expenses and disbursements of the Trust, regardless of the allocation which might be considered appropriate in the absence of this provision.

          (15) To determine conclusively the value from time to time and to revalue the real estate, securities and other property of the Trust by means of independent appraisals.

          (16) To compromise or settle claims, questions, disputes and controversies by, against or affecting the Trust.

          (17)   To solicit proxies of the Shareholders.

          (18) To adopt a fiscal year for the Trust and to change such fiscal year.

          (19)   To adopt and use a seal.

          (20) To merge the Trust with or into any other trust or corporation in accordance with the laws of the State of Maryland.

          (21) To deal with the Trust property in every way, including joint ventures, partnerships and any other combinations or associations, that it would be lawful for an individual to deal with the same, whether similar to or different from the ways herein and hereinabove specified.

          (22) To determine whether or not, at any time or from time to time, to attempt to cause the Trust to qualify for taxation as a "real estate investment trust," as that term is defined in the Internal Revenue Code of 1954.

     SECTION 9. TRUSTEES' RIGHT TO OWN SHARES IN TRUST. A Trustee may acquire, hold and dispose of Shares in the Trust for his individual account and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee. After the commencement of any public offering of the Shares of the Trust, the Trustees may purchase Shares only at the current offering price then prevailing in connection with such public offering, less all or any part of the selling or other commission as may be agreed with the Distributor.

     SECTION 10. TRANSACTIONS BETWEEN TRUSTEES AND THEIR AFFILIATES AND THE TRUST. No Trustee, officer, or advisor of the Trust, or any person affiliated with any such persons, shall sell any property or assets to the Trust or purchase any property or assets from the Trust, directly or indirectly, nor shall any person receive any commission or other remuneration, directly or indirectly, in connection with the purchase or sale of Trust assets, except as permitted under the provisions of Article 1, Section 5(i) of this Declaration. Nothing herein, however, shall prohibit any Trustee or any affiliate of a Trustee or Trustees, acting as agent or counsel, from executing transactions or performing legal or other services for the Trust and receiving the prevailing rate of commission or other compensation for his or its services, or if there are no prevailing rates for such services, then at such rates and on such terms as can be agreed upon between the Trustee or his affiliate and the Trust as fair and reasonable and such transactions are hereby expressly permitted.

     SECTION 11. NON-LIABILITY OF TRUSTEES. The Trustees shall have no rights of indemnity or exoneration against any Shareholder individually with respect to any liability or obligation of the Trust; but, as hereinafter provided the Trustees may satisfy any claims they have against the Trust out of the Trust assets. No Trustee shall be liable for any act or neglect of any person or firm with respect to the performance of any duty, service or act which has been delegated to such person or firm by the Trustees pursuant to authority contained in these Trust Articles; the Trustees shall, however, use good faith in selecting and appointing agents or representatives to whom authority to act on behalf of the Trust is delegated. No Trustee shall be individually liable for any obligation or liability incurred by or on behalf of the Trust or by the Trustees for the benefit and on behalf of the Trust.

     SECTION 12. INDEMNIFICATION OF TRUSTEES. The Trust shall indemnify and hold harmless each Trustee from and against all claims and liabilities, whether they proceed to judgment or are settled, to which such Trustee may become subject by reason of his being or having been a Trustee, or by reason of any action alleged to have been taken or omitted by him as Trustee, and shall reimburse him for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, including any claim or liability arising under the provisions of federal or state securities laws; provided, however, that no Trustee shall be indemnified or reimbursed under the foregoing provisions in relation to any matter unless it shall have been adjudicated that his action or omission did not constitute willful misfeasance, bad faith or gross negligence in the conduct of his duties, or, unless, in the absence of such an adjudication, the Trust shall have received a written opinion from independent counsel, approved by the Trustees, to the effect that if the matter of willful misfeasance, bad faith or gross negligence in the conduct of duties had been adjudicated, it would have been adjudicated in favor of such Trustee. The rights accruing to a Trustee under these provisions shall not exclude any other right to which he may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse such Trustee in any proper cause even though not specifically provided for herein.

     SECTION 13. PERSONS DEALING WITH TRUSTEES. No corporation, person, transfer agent or other party shall be required to examine or investigate the trusts, terms or conditions contained in this Declaration or otherwise applicable to the Trust, and every such corporation, person, transfer agent or other party may deal with Trust property and assets as if the Trustees were the sole and exclusive owners thereof free of all trusts; and no such corporation, person, transfer agent or other party dealing with the Trustees or with the Trust or Trust property and assets shall be required to see to the application of any money or property paid or delivered to any Trustee, or nominee, agent or representative of the Trust or the Trustees. A certificate executed by or on behalf of the Trustees or by any other duly authorized representative of the Trust, delivered to any person or party dealing with the Trust or Trust property and assets, or, if relating to real property, recorded in the deed records for the county or district in which such real property lies, certifying as to the identity and authority of the Trustees, agents, or representatives of the Trust for the time being, or as to any action of the Trustees or of the Trust, or of the Shareholders, or as to any other fact affecting or relating to the Trust or these Trust Articles, may be treated as conclusive evidence thereof by all persons dealing with the Trust. No provision of these Trust Articles shall diminish or affect the obligation of the Trustees and every other representative or agent of the Trust to deal fairly and act in good faith with respect to the Trust and the Shareholders insofar as the relationship and accounting among the parties to the Trust is concerned; but no third party dealing with the Trust or with any Trustee, agent or representative of the Trust shall be obliged or required to inquire into, investigate or be responsible for the discharge and performance of such fiduciary obligation.

     SECTION 14. ADMINISTRATIVE POWERS OF TRUSTEES. The Trustees shall have power to pay the expenses of organization and administration of the Trust, including all legal and other expenses in connection with the preparation and carrying out of the plan for the formation of the Trust, the acquisition of properties thereunder and the issuance of Shares thereunder; and to employ such officers, experts, counsel, managers, salesmen, agents, workmen, clerks and other persons as they think best.

     SECTION 15. ELECTION OF OFFICERS. The Trustees may annually elect a Chairman of the Board and a President of the Trust. The Trustees may also annually elect one or more Vice Presidents, a Secretary, a Treasurer, Assistant Secretaries, Assistant Treasurers, and such other officers as the Trustees shall deem proper. Except as required by law, the officers of the Trust need not be Trustees. All officers and agents of the Trust shall have such authority and perform such duties in the management of the Trust as may be provided in the Bylaws or as may be determined by the Trustees not inconsistent with the Bylaws. Any officer or agent elected or appointed by the Trustees may be removed by the Trustees whenever in their judgment the best interest of the Trust will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of any officer or agent shall not of itself create contract rights. The Trustees shall fix the compensation of all of officers.

     SECTION 16.  (OMITTED).

     SECTION 17. COMMITTEES OF TRUSTEES, DELEGATION OF POWERS AND DUTIES TO COMMITTEES, TRUSTEES, OFFICERS AND EMPLOYEES . The Trustees may, in their discretion, by resolution passed by a majority of the Trustees, designate from among their members one or more committees which shall consist of one or more Trustees. The Trustees may designate one or more Trustees as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Such committees shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing them. A majority of any such committee may determine its action and fix the time and place of its meetings, unless the Trustees shall otherwise provide. The Trustees, by resolution passed by a majority of the Trustees, may at any time change the membership of any such committee, fill vacancies in it, or dissolve it. The Bylaws, or a majority of the Trustees, may authorize any one or more of the Trustees, or any one or more of the officers or employees or agents of the Trust, on behalf of the Trust, to exercise and perform any and all powers granted to the Trustees, and to discharge any and all duties imposed upon the Trustees, and to do any acts and to execute any instruments deemed by such person or persons to be necessary or appropriate to exercise such power or to discharge such duties, and to exercise his own sound judgment in so doing. The authority to act upon any transaction which under the terms of this Declaration of Trust requires the vote of a majority of the disinterested Trustees may not be delegated to any committee.

                 ARTICLE 5. DURATION AND TERMINATION OF TRUST

     SECTION 1. TERMINATION OF TRUST. The Trust may be terminated at any time by a vote or written consent of the holders of a majority of the outstanding Trust Shares of all classes.

     In connection with any termination of the Trust, the Trustees, upon receipt of such releases or indemnity as they deem necessary for their protection, may

          (1) Sell and convert into cash the property of the Trust and distribute the net proceeds among the Shareholders ratably; or

          (2) Convey the property of the Trust to one or more persons, entities, trusts or corporations for consideration consisting in whole or in part of cash, shares of stock, or other property of any kind, and distribute the net proceeds among the Shareholders ratably, at valuations fixed by the Trustees, in cash or in kind, or partly in cash and partly in kind; provided that the proposal to proceed as described in this clause (2) shall have been set forth in the written approval of the Shareholders holding a two-thirds majority of the Shares issued and outstanding.

     Upon termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the right, title and interest of all Shareholders shall cease and be canceled and discharged.

     SECTION 2. ORGANIZATION AS A CORPORATION. Whenever the Trustees deem it for the best interests of the Shareholders that the Trust be organized as a corporation, the Trustees shall have full power to organize such corporation, under the laws of such state as they may consider appropriate, in the place and stead of this Trust without procuring the consent of any of the Shareholders, in which event the capital stock of such corporation shall be and remain the same as fixed under this Agreement and Declaration and the Shareholders shall receive and accept stock in such corporation on the same basis as they hold Shares in this Trust.

     SECTION 3. MERGER. This Trust may merge into a Maryland or foreign business trust or into a Maryland or foreign corporation having capital stock or one or more such business trusts or such corporations may merge into it in accordance with the provisions of Maryland law.

     SECTION 4. DURATION OF TRUST. Subject to possible earlier termination in accordance with the provisions of Article 5 hereof, the duration of the Trust shall be perpetual or, in any jurisdiction in which such duration is not permitted, then the Trust shall terminate on the latest date permitted by the law of such jurisdiction.

                             ARTICLE 6. AMENDMENTS

     SECTION 1. AMENDMENT BY SHAREHOLDERS. Except as provided in Section 2 of this Article 6, the Declaration of Trust may be amended only by the affirmative vote or written consent of the holders of at least two-thirds of the shares entitled to vote thereon.

     SECTION 2. AMENDMENT BY TRUSTEES. The Trustees by a two-thirds vote may amend provisions of the Declaration of Trust from time to time to qualify as a real estate investment trust under the Internal Revenue Code of 1954 or under Title 8, General Corporation Law of Maryland.

     SECTION 3. REQUIREMENTS OF MARYLAND LAW. The Declaration of Trust may not be amended except as provided in Section 8-501, General Corporation Law of Maryland.

                           ARTICLE 7. MISCELLANEOUS

     SECTION 1. CONSTRUCTION. This Declaration shall be construed in such a manner as to give effect to the intent and purposes of the Trust and the Declaration. If any provisions hereof appear to be in conflict, more specific provisions shall control over general provisions. This Declaration shall govern all of the relationships among the Trustees and Shareholders of the Trust; and each provision hereof should be effective for all purposes and to all persons dealing with the Trust to the fullest extent possible under applicable law in each jurisdiction in which the Trust shall engage in business.

     SECTION 2. HEADINGS FOR REFERENCE ONLY. Headings preceding the text, articles and sections hereof have been inserted solely for convenience and reference, and shall not be construed to affect the meaning, construction or effect of this Declaration of Trust.

     SECTION 3. FILING AND RECORDING. This Declaration of Trust shall be filed in the manner prescribed for real estate investment trusts under Maryland law and shall be filed for record in any county where real property is owned by the Trust.

     SECTION 4. APPLICABLE LAW. This Declaration of Trust has been executed with reference to and its construction and interpretation shall be governed by the laws of Maryland, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the laws of Maryland.

     SECTION 5. EXECUTION AND EFFECT OF RESTATED DECLARATION OF TRUST. A restated Declaration of Trust containing the original Declaration of Trust dated January 18, 1963, as amended and/or restated to the time of execution of the Restated Declaration of Trust, may be executed at any time or from time to time by a majority of the Trustees and filed with the State Department of Assessments and Taxation of Maryland, and such Restated Declaration of Trust shall thereafter be effective and may thereafter be referred to in lieu of the original Declaration of Trust and/or amendments or restatements thereof.

     SECTION 6. CERTIFICATIONS. Any certificates signed by a person who, according to the records of the State Department of Assessments and Taxation of Maryland appears to be a Trustee hereunder, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust or the Trustees or any one or more of them, and the successors or assigns of such persons, which certificate may certify to any matter relating to the affairs of the Trust, including but not limited to any of the following: A vacancy among the Trustees; the number and identity of Trustees; this Declaration of Trust and any Amendments thereto, or any Restated Declaration of Trust and any Amendments thereto, or that there are no Amendments to the Declaration of Trust or any Restated Declaration of Trust; a copy of the Bylaws of the Trust or any Amendment thereto; the due authorization of the execution of any instrument or writing; the vote at any meeting of Trustees or a committee thereof or Shareholders; the fact that the number of Trustees present at any meeting or executing any written instrument satisfies the requirements of the Declaration of Trust; a copy of any Bylaw adopted by the Shareholders or the identity of any officer elected by the Trustees; or the existence or nonexistence of any fact or facts which in any manner relate to the affairs of the Trust. If the Declaration of Trust or any Restated Declaration of Trust is filed or recorded in any recording office other than the State Department of Assessments and Taxation of Maryland, any one dealing with real estate so located that instruments affecting the same should be filed or recorded in such recording office may rely conclusively upon any certificate of the kind described above which is signed by a person who according to the records of such recording office appears to be a Trustee hereunder. In addition, the Secretary or any Assistant Secretary of the Trust or any other officer of the Trust designated by the Bylaws or by action of the Trustees may sign any certificate of the kind described in this Section 6, and such certificate shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust, and the successors and assigns of such person.

     SECTION 7.  (OMITTED).

     SECTION 8. SEVERABILITY. If any provision of the Declaration of Trust shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of the Declaration of Trust, and the Declaration of Trust shall be carried out, if possible, as if such invalid or unenforceable provision were not contained therein.

     SECTION 9.  (OMITTED).

     SECTION 10. NAMES AND ADDRESSES OF TRUSTEES. The name and address of each of the Trustees is set forth below.

              Name          Address
              ----          -------

          Calvin K. Kessler        8600 Gateway East
                                   El Paso, Texas 79907

          James H. Polk, III        141 E. Palace Avenue
                                    Santa Fe, New Mexico 87501

          John T. Kelley, III       600 Sunland Park Drive
                                    Building #5, Suite 100
                                    El Paso, Texas 79912

          John C. Schweitzer        100 Congress, Suite 930
                                    Austin, Texas 78701

          Charles F. Jordan, III    310 North Mesa, Suite 220
                                    El Paso, Texas   79901

          James A. Cardwell         6080 Surety Drive
                                    El Paso, Texas 79905

          C. Ronald Blankenship     141 E. Palace Avenue
                                    Santa Fe, New Mexico 87501

     SECTION 11. BYLAWS. The Bylaws of the Trust may be altered, amended or repealed, and new Bylaws may be adopted, at any meeting of the Board of Trustees of the Trust by a majority vote of the Trustees, subject to repeal or change by action of the Shareholders of the Trust entitled to vote thereon.

     SECTION 12. RECORDATION. The Declaration of Trust shall be filed in the manner prescribed for real estate investment trusts under Maryland law.

                ARTICLE 8. LIMITATION OF LIABILITY FOR TRUSTEES
                         AND OFFICERS; INDEMNIFICATION

     SECTION 1. A Trustee or officer of the Trust shall not be liable for monetary damages to the Trust or its shareholders for any act or omission in the performance of his duties unless:

          (1) The Trustee or officer actually received an improper benefit in money, property or services (in which case, such liability shall be for the amount of the benefit in money, property or services actually received);

          (2) The Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action being adjudicated;

          (3) The Trustee's or officer's action or failure to act constitutes willful misconduct or deliberate recklessness; or

          (4) Such liability to the Trust is specifically imposed upon Trustees or officers by statute.

     SECTION 2. In the event that any provision or portion of a provision of this Article 8 is determined to be in conflict with any applicable statute, such provision or portion thereof shall be inapplicable to the extent of such conflict.

     SECTION 3. In the event that any provision or portion of a provision of this Article 8 is determined to be invalid, void, illegal or unenforceable, the remainder of the provisions of this Article 8 shall continue to be valid and enforceable and shall in no way be affected, impaired or invalidated.

     SECTION 4. Nothing in this Article 8 shall be construed to diminish, limit or impair any rights or defenses afforded to officers or Trustees by common law, statute, other provisions of this Restated Declaration of Trust, the Bylaws of the Trust or otherwise, and the provisions of this Article 8 shall be deemed to be cumulative thereto.

     SECTION 5. References in this Article 8 to Trustees or officers shall be deemed to refer to any person who is or was a Trustee or officer of the Trust and any person who, while a Trustee or officer of the Trust, is or was serving at the request of the Trust as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

     SECTION 6. Notwithstanding any other provisions of this Restated Declaration of Trust, the Trust, for the purpose of providing indemnification for its Trustees and officers, shall have the authority, without specific shareholder approval, to enter into insurance or other arrangements, with persons or entities which are not regularly engaged in the business of providing insurance coverage, to indemnify all Trustees and officers of the Trust against any and all liabilities and expenses incurred by them by reason of their being Trustees or officers of the Trust, whether or not the Trust would otherwise have the power under this Restated Declaration of Trust or under Maryland law to indemnify such persons against such liability. Without limiting the power of the Trust to procure or maintain any kind of insurance or other arrangement, the Trust may, for the benefit of persons indemnified by it, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnity obligation by grant of any security interest or other lien on the assets of the corporation, or (iv) establish a letter of credit, guaranty or surety arrangement. Any such insurance or other arrangement may be procured, maintained or established within the Trust or with any insurer or other person deemed appropriate by the Board of Trustees regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Trust. In the absence of fraud, the judgment of the Board of Trustees as to the terms and conditions of insurance or other arrangement and the identity of the insurer or other person participating in any arrangement shall be conclusive, and such insurance or other arrangement shall not be subject to voidability, nor subject, the Trustees approving such insurance or other arrangement to liability, on any ground, regardless of whether Trustees participating and approving such insurance or other arrangement shall be beneficiaries thereof.

     IN WITNESS WHEREOF, the undersigned, constituting all of the present Trustees of Property Trust of America, have each executed this Restated Declaration of Trust as Trustees.

                                        /s/ Calvin K. Kessler
                                        ----------------------------------------
                                        Calvin K. Kessler


                                        /s/ James H. Polk, III
                                        ----------------------------------------
                                        James H. Polk, III


                                        /s/ John T. Kelley, III
                                        ----------------------------------------
                                        John T. Kelley, III


                                        /s/ John C. Schweitzer
                                        ----------------------------------------
                                        John C. Schweitzer


                                        /s/ Charles F. Jordan, III
                                        ----------------------------------------
                                        Charles F. Jordan, III


                                        /s/ James A. Cardwell
                                        ----------------------------------------
                                        James A. Cardwell


                                        /s/ C. Ronald Blankenship
                                        ----------------------------------------
                                        C. Ronald Blankenship

STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the 5th day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared Calvin K. Kessler known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Virginia Gonzalez
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

       01-08-92
--------------------------



STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the ______ of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared John T. Kelley, III known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ________________________________________
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

--------------------------

STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the _____ day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared Calvin K. Kessler known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ________________________________________
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:


__________________________


STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the 5th day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared John T. Kelley, III known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Joyce Mowad
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

       9-27-93
--------------------------

STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the 3rd day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared Charles F. Jordan, III known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Joyce Mowad
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

       9-27-93
--------------------------



STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the ______ of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared James A. Cardwell known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ________________________________________
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:


__________________________

STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the 3rd day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared Charles F. Jordan, III known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ________________________________________
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:


__________________________


STATE OF TEXAS           )
                         )
COUNTY OF EL PASO        )

     On the 3rd of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared James A. Cardwell known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Barbara Evans
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

       11-15-92
--------------------------

STATE OF NEW MEXICO      )
                         )
COUNTY OF SANTA FE       )

     On the 9th day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared James H. Polk, III known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Christine Y. Canoose
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

       3-7-93
--------------------------



STATE OF NEW MEXICO      )
                         )
COUNTY OF SANTA FE       )

     On the 9th day of July 1991, before me, the undersigned, a notary public in and for Santa Fe County, New Mexico, personally appeared C. Ronald Blankenship known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Christine Y. Canoose
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of New Mexico

My commission expires:

3-7-93
--------------------------

STATE OF TEXAS           )
                         )
COUNTY OF TRAVIS         )

     On the 3rd day of July 1991, before me, the undersigned, a notary public in and for Travis County, Texas, personally appeared John C. Schweitzer known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Jeanne Welch
                                        ----------------------------------------
                                               Notary Public In and For
                                               The State of Texas

My commission expires:

2-14-93
--------------------------